UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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AXA ENTERPRISE FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AXA ENTERPRISE FUNDS TRUST

AXA Enterprise Global Financial Services Fund

AXA Enterprise Socially Responsible Fund

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

February 22, 2008

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of AXA Enterprise Funds Trust (the “Trust”), we are pleased to invite you to a Special Joint Meeting of Shareholders of the AXA Enterprise Global Financial Services Fund (the “Global Fund”) and the AXA Enterprise Socially Responsible Fund (the “Social Fund”) (each, a “Fund” and together, the “Funds”), each a series of the Trust, to be held at 3:00 p.m. (Eastern time) on March 7, 2008, at the offices of AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”). The Meeting is being called to request your approval with respect to the following, as applicable:

1. A new Investment Management Agreement (“New Management Agreement”) between Enterprise Capital Management, Inc. (“ECM”) and each Fund;

2. A new Investment Advisory Agreement (a “New Advisory Agreement”) between ECM and AllianceBernstein L.P. (a “Sub-adviser”) with respect to the Global Fund;

3. A new Investment Advisory Agreement (a “New Advisory Agreement”) between ECM and Brandywine Global Investment Management, LLC (a “Sub-adviser”) with respect to the Social Fund; and

4. The operation of each Fund pursuant to an order received by ECM from the Securities and Exchange Commission that allows ECM, without obtaining shareholder approval, to (i) select new or additional investment sub-advisers for each Fund; (ii) enter into or materially modify existing investment advisory agreements with an investment sub-adviser; or (iii) terminate or replace an investment sub-adviser (the “ECM Sub-adviser Replacement Order”).

5. The election of two nominees to the Board of Trustees.

The Trust’s current Board of Trustees is requesting shareholder approval of these proposals in connection with the acquisition of ECM by Commonwealth Capital Management, LLC, a company that is based in Richmond, Virginia and that is registered as an investment adviser with the U.S. Securities and Exchange Commission. Detailed information with respect to each of the above proposals is included in the attached joint Proxy Statement for the Meeting.

The Trust’s current Board has unanimously approved the New Management Agreement with ECM, the New Advisory Agreement with each Sub-adviser, the operation of each Fund pursuant to the ECM Sub-adviser Replacement Order, and the nomination of two new Trustees for the Trust. The appointment of ECM and each Fund’s operation pursuant to the ECM Sub-adviser Replacement Order must be approved by the shareholders of each Fund with respect to that Fund; the appointment of each Sub-adviser must be approved by the shareholders of the applicable Fund; and the election of each new Trustee must be approved by the shareholders of the Trust.

The Board recommends that you vote “FOR” the proposals identified above. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

The accompanying Proxy Statement includes a detailed description of the proposals and the reasons for the Board’s recommendations. The formal Notice of Special Joint Meeting and two Proxy Ballots (one for each Fund) also are enclosed. Please read the enclosed materials carefully and cast your vote. Remember, your vote is

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extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs associated with follow-up letters and calls. Please be sure to vote and return your Proxy Ballot(s).

Whether or not you plan to attend the Meeting, you may vote by proxy in any of the following ways:

1. Internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed Proxy Ballot(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the Proxy Ballot(s).

2. Telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free telephone number and required control number are printed on your enclosed Proxy Ballot(s). If this feature is used, you are giving authorization for another person to execute your proxies and there is no need to mail the Proxy Ballot(s).

3. Mail — If you vote by mail, please indicate your vote on the enclosed Proxy Ballot(s), date and sign the card(s), and return it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

Please return your Proxy Ballot(s) or follow the instructions in the enclosed materials to vote on-line or by telephone so that your vote will be counted. If you have any questions about the proposals, please do not hesitate to contact the Trust toll free at 1-800-432-4320.

We look forward to your attendance at the Meeting or receiving your proxy cards or your on-line or telephone instructions so that your shares may be voted at the Meeting.

Sincerely, Steven M. Joenk President

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AXA ENTERPRISE FUNDS TRUST

AXA Enterprise Global Financial Services Fund

AXA Enterprise Socially Responsible Fund

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS OF THE

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND AND

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND

TO BE HELD ON MARCH 7, 2008

To Shareholders of the AXA Enterprise Global Financial Services Fund and AXA Enterprise Socially Responsible Fund:

NOTICE IS GIVEN THAT a Special Joint Meeting of the Shareholders of the AXA Enterprise Global Financial Services Fund (the “Global Fund”) and the AXA Enterprise Socially Responsible Fund (the “Social Fund”) (each, a “Fund”), each a series of AXA Enterprise Funds Trust (the “Trust”), will be held at the offices of AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104, on March 7, 2008, at 3:00 p.m., Eastern time (the “Meeting”). The purpose of the Meeting is to consider and act upon the proposals described below:

1. To approve a new Investment Management Agreement between Enterprise Capital Management, Inc. (“ECM”) and each Fund;

2. To approve a new Investment Advisory Agreement between ECM and AllianceBernstein L.P. with respect to the Global Fund;

3. To approve a new Investment Advisory Agreement between ECM and Brandywine Global Investment Management, LLC with respect to the Social Fund;

4. To approve the operation of each Fund pursuant to an order received by ECM from the Securities and Exchange Commission that allows ECM, without obtaining shareholder approval, to (i) select new or additional investment sub-advisers for each Fund; (ii) enter into or materially modify existing investment advisory agreements with an investment sub-adviser; or (iii) terminate or replace an investment sub-adviser;

5. To elect two nominees to the Board of Trustees; and

6. To transact such other business that may properly come before the Meeting.

Your Trustees unanimously recommend that you vote in favor of the proposals.

Shareholders of record as of the close of business on December 10, 2007, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s) that is being solicited by the Trust’s Board of Trustees. This is important to ensure a quorum at the Meeting. You also may return proxies by: (1) touch-tone voting; or (2) voting on-line. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

We need your proxy votes immediately. You may think that your vote is not important, but it is. By law, the Meeting will have to be adjourned without conducting any business if one-third of the shares of the Trust or a

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Fund, as applicable, entitled to vote in person or by proxy at the Meeting are not represented at the Meeting. In that event, the Trust or the Fund, as applicable, would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Trust and each Fund to hold the Meeting as scheduled, so please return your proxy ballots immediately or vote on-line or by telephone.

By Order of the Board of Trustees,
Patricia Louie
Secretary

Dated: February 22, 2008

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AXA ENTERPRISE FUNDS TRUST

AXA Enterprise Global Financial Services Fund

AXA Enterprise Socially Responsible Fund

Atlanta Financial Center

3343 Peachtree Road, N.E. Suite 450

Atlanta, Georgia 30326

PROXY STATEMENT DATED FEBRUARY 22, 2008 FOR THE

SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 7, 2008

This Proxy Statement is being furnished to shareholders of the AXA Enterprise Global Financial Services Fund (the “Global Fund”) and the AXA Enterprise Socially Responsible Fund (the “Social Fund”) (each, a “Fund” and together, the “Funds”), each a series of AXA Enterprise Funds Trust (the “Trust”), in connection with the solicitation by the Trust’s Board of Trustees of proxies to be used at the Special Joint Meeting of Shareholders of the Funds, and at any adjournment or postponement thereof (the “Meeting”), to be held at the offices of AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104 on March 7, 2008, at 3:00 p.m., Eastern time. This Proxy Statement is being first mailed to shareholders on or about February 22, 2008.

A list of the proposals described in this Proxy Statement is described below:

Summary of Proposals	Shareholders Entitled to Vote on a Proposal
1. To approve a new Investment Management Agreement between Enterprise Capital Management, Inc. (“ECM”) and each Fund.	Shareholders of each Fund, voting separately
2. To approve a new Investment Advisory Agreement between ECM and AllianceBernstein L.P. (“AllianceBernstein”) with respect to the Global Fund.	Shareholders of the Global Fund
3. To approve a new Investment Advisory Agreement between ECM and Brandywine Global Investment Management, LLC (“Brandywine”) with respect to the Social Fund.	Shareholders of the Social Fund

4. To approve the operation of each Fund pursuant to an order received by ECM from the Securities and Exchange Commission (“SEC”) that allows ECM, without obtaining shareholder approval, to (i) select new or additional investment sub-advisers for each Fund; (ii) enter into or materially modify existing investment advisory agreements with an investment sub-adviser; or (iii) terminate or replace an investment sub-adviser (the “ECM Sub-adviser Replacement Order”).

Shareholders of each Fund, voting separately
5. To elect two nominees to the Board of Trustees.	Shareholders of the Trust
6. To transact such other business that may properly come before the Meeting.

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The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds are the sole series of the Trust. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are “shareholders.” The Trust’s Board of Trustees is referred to as the “Board,” and the trustees are “Trustees.” Each of AllianceBernstein and Brandywine may be referred to herein as a “Sub-adviser” or the “Sub-advisers.” Each of the New Management Agreement (as defined herein) and the New Advisory Agreements (as defined herein) may be referred to as a “New Agreement” or together the “New Agreements.”

Investment advisory services are currently provided to each Fund under an Investment Management Agreement with ECM, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, an Investment Advisory Agreement with AllianceBernstein with respect to the Global Fund, 1345 Avenue of the Americas, New York, NY, 10105, and an Investment Advisory Agreement with Brandywine with respect to the Social Fund, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104. Enterprise Fund Distributors, Inc. (“EFD”), 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, a subsidiary of ECM, is the principal underwriter of the Trust’s shares. AXA Equitable Life Insurance Company (“AXA Equitable”), 1290 Avenue of the Americas, New York, NY 10104, an affiliate of ECM, provides administrative services to the Trust. The mailing address for the Trust’s officers is also 1290 Avenue of the Americas, New York, New York 10104.

Shareholders of record as of the close of business on December 10, 2007 (the “Record Date”) are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting your proxy cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

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OVERVIEW

The Board is submitting for approval by the shareholders of each Fund a new Investment Management Agreement (the “New Management Agreement”) between ECM and each Fund. The Board is also submitting for approval by the shareholders of the Global Fund a new Investment Advisory Agreement (a “New Advisory Agreement”) between ECM and AllianceBernstein and for approval by the shareholders of the Social Fund a new Investment Advisory Agreement (a “New Advisory Agreement”) between ECM and Brandywine. The existing Investment Management Agreement (the “Existing Management Agreement”) between the Fund and ECM and each existing Investment Advisory Agreement (each, an “Existing Advisory Agreement”) between ECM and AllianceBernstein and Brandywine, as applicable, will terminate in connection with the change of control of ECM as described below. The Board also is submitting for approval by the shareholders of each Fund the operation of each Fund pursuant to the ECM Sub-Adviser Replacement Order. In addition, the Board is submitting for election two nominees to serve on the Trust’s Board of Trustees following shareholder approval of the New Management Agreement and consummation of the transaction described below. Shareholder approval of each proposal described in this Proxy Statement is contingent upon shareholder approval of each other proposal described herein.

The Transaction

MONY Financial Services, Inc. (“MONY Financial”), the parent company of ECM, has entered into an agreement with Commonwealth Capital Management, LLC (“CCM”) under which CCM would purchase all of the outstanding shares of ECM (the “Transaction”). Under the 1940 Act, the Transaction may be deemed to result in a change of control of ECM and, thus, an “assignment” (as defined in the 1940 Act) of the Existing Management Agreement. Pursuant to the 1940 Act, the Existing Management Agreement provides that it will automatically terminate upon its assignment. In anticipation of this termination, ECM has proposed, and the Board has approved, a proposal under which ECM would enter into the New Management Agreement with each Fund pursuant to which it would provide substantially identical services to each Fund after the Transaction.

In addition, the Existing Advisory Agreements between ECM and the Sub-advisers of the Funds provide that they will automatically terminate upon the termination of the Existing Management Agreement. Thus, the Existing Advisory Agreements also will terminate as a result of the Transaction. ECM has proposed, and the Board has approved, additional proposals under which ECM would enter into a New Advisory Agreement with each Sub-adviser after the Transaction.

The shareholders of each Fund are also being asked to approve the operation of each Fund pursuant to the ECM Sub-adviser Replacement Order. Section 15(a) of the 1940 Act requires all agreements under which persons serve as investment advisers to investment companies to be approved by shareholders. The ECM Sub-adviser Replacement Order exempts ECM from this requirement and permits ECM, without obtaining shareholder approval, to (i) select new or additional investment sub-advisers (“sub-advisers”) for each Fund; (ii) enter into or materially modify existing investment advisory agreements with sub-advisers; or (iii) terminate or replace sub-advisers. Since their inception, the Funds have operated pursuant to a Sub-adviser Replacement Order obtained by an ECM affiliate, AXA Equitable. However, as a result of the Transaction, ECM will no longer be affiliated with AXA Equitable and, thus, is seeking shareholder approval of reliance on the ECM Sub-adviser Replacement Order.

In connection with the Transaction, the Board also has approved a proposal to nominate two new Trustees. The current Trustees (as set forth herein), except for Steven M. Joenk, would no longer serve as Trustees following shareholder approval of the New Management Agreement, the election and qualification of the new Trustees and the successful consummation of the Transaction.

The New Management Agreement with ECM, the New Advisory Agreement with each Sub-adviser, the operation of each Fund pursuant to the ECM Sub-adviser Replacement Order and the election of two new Trustees are subject to shareholder approval.

Consummation of the Transaction is subject to certain terms and conditions, including, among others, approval of the proposals described in this Proxy Statement by the required vote of the Trust’s shareholders. In addition, the purchase agreement between MONY Financial and CCM includes customary representations and warranties and indemnification provisions. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the parties to the Transaction anticipate that the closing will take place immediately after the close of business on March 10, 2008 or as soon as reasonably practicable thereafter.

Current Structure and Service Providers for the Trust

Each Fund is a type of fund that is commonly referred to as a “manager of managers” fund under which ECM serves as each Fund’s primary investment manager and, subject to the approval of the Trust’s Board, selects one or more sub-advisers for a Fund, in this case AllianceBernstein for the Global Fund and Brandywine for the Social Fund. The sub-adviser in turn has responsibility for the day-to-day portfolio management of a Fund, subject to oversight by ECM and the Board. As noted above, each Fund currently operates pursuant to a Sub-adviser Replacement Order obtained by an affiliate of ECM that permits ECM and the Board to appoint, dismiss and replace a Fund’s sub-adviser and to amend the investment advisory agreement between ECM and the sub-adviser without obtaining shareholder approval.

In addition to the service providers identified above, AXA Equitable currently serves as the Trust’s administrator and EFD currently serves as the Trust’s principal underwriter. ECM, AXA Equitable and EFD are wholly owned subsidiaries of AXA Financial, Inc. (“AXA Financial”), which is located at 1290 Avenue of the Americas, New York, New York 10104, and AllianceBernstein is a majority owned subsidiary of AXA Financial, which in turn is a wholly owned subsidiary of AXA, a French insurance holding company, which is located at 25 Avenue Matignon, Paris, France 75008. After the Transaction, ECM will be a wholly owned subsidiary of CCM. AllianceBernstein Holding L.P. and AllianceBernstein Corporation, 1345 Avenue of the Americas, New York, New York 10105, each hold a minority interest in AllianceBernstein. Brandywine is a wholly owned, but independently operated, subsidiary of Legg Mason, Inc., which is located at 100 Light Street, Baltimore, Maryland 21202-1099.

The Board of Trustees currently consists of eight Trustees. The current members of the Board are: Steven M. Joenk, Theodossios Athanassiades, Jettie M. Edwards, David W. Fox, William M. Kearns, Jr., Christopher P.A. Komisarjevsky, Harvey Rosenthal and Gary S. Schpero.

Post-Transaction Structure and Operations of the Trust

Following shareholder approval of the proposals described in this Proxy Statement and consummation of the Transaction, ECM will continue to serve as the investment manager of each Fund and will continue to have primary responsibility for the management of the Trust. In addition, each Sub-adviser will continue to serve as the sub-adviser for the applicable Fund and be responsible for the day-to-day management of that Fund. Moreover, each Fund will continue to operate pursuant to a Sub-adviser Replacement Order.

It is expected that each Fund’s investment objectives, policies and restrictions will remain the same after the Transaction. It is also expected that because of an Expense Limitation Agreement between ECM and the Trust the maximum net annual operating expense ratio of each class of shares of each Fund will be no higher than the current maximum net annual operating expense ratio of each such class of shares for a period of at least two years after the Transaction. In addition, it is expected that each Fund’s share class structure (i.e., Class A, Class B, Class C and Class Y shares) will remain the same and that EFD will continue to serve as the Trust’s exclusive principal underwriter after the Transaction.

However, after the consummation of the Transaction, ECM will be a wholly owned subsidiary of CCM and will no longer be affiliated with AXA. It is also currently anticipated that ECM or an affiliate thereof, rather than AXA Equitable, will provide the Trust with administrative services for a period of time after the Transaction. In addition, it is anticipated that in connection with the Transaction the name of the Trust and the name of each Fund will be changed to remove all references to “AXA.” Moreover, the total number of Trustees will be reduced from eight to three and the two newly elected Trustees, together with Mr. Joenk who is a current Trustee and will continue to serve as a Trustee after the Transaction, will oversee the management of the Trust. Except for Mr. Joenk, the current Trustees will no longer serve as Trustees of the Trust after the Transaction. In addition, it is expected that Mr. Joenk’s continued service on the Board of Trustees will be for an interim transition period after the Transaction that is expected to last approximately six months and until such time as a suitable replacement can be appointed. Furthermore, certain of the Trust’s officers identified in Proposal 5 will resign their positions upon consummation of the Transaction and the Board will appoint new officers to fill the vacancies.

Information about CCM, ECM and the Sub-Advisers

CCM, located at 8730 Stony Point Pkwy, Suite 205, Richmond, Virginia 23235, is an independent, privately held limited liability company and will be ECM’s parent company after the Transaction. CCM is an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, as amended. CCM manages approximately $60 million in mutual fund assets. John Pasco, III is the President of CCM and is its sole owner.

ECM currently serves as an investment adviser to two registered investment companies, including the Trust, and had approximately $662 million in assets under management as of December 31, 2007. AllianceBernstein acts as investment adviser to certain registered investment companies and other investment vehicles and had approximately $800 billion in assets under management as of December 31, 2007. Brandywine acts as investment adviser to certain registered investment companies and other investment vehicles and had approximately $49.2 billion in assets under management as of December 31, 2007.

Exhibit A to this Proxy Statement provides information regarding the principal executive officer and directors, partner or executive committee of ECM, AllianceBernstein and Brandywine, respectively.

New Agreements

Section 15 of the 1940 Act requires that all agreements under which persons serve as investment advisers to registered mutual funds be approved by a specified majority of the fund’s shareholders. Accordingly, shareholders of each Fund are being asked to approve the New Management Agreement and applicable New Advisory Agreement to allow ECM and each Sub-adviser to continue to serve as each Fund’s investment manager or sub-adviser, as applicable, following the closing of the Transaction. If the Transaction is not completed for any reason, the Existing Management Agreement and Existing Advisory Agreements will remain in effect.

PROPOSAL 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT BETWEEN ECM AND EACH FUND

Shareholders of each Fund are being asked to approve the New Management Agreement between ECM and each Fund. If shareholders approve the New Management Agreement, ECM will continue to be the Funds’ investment manager after the Transaction. Shareholders of the Global Fund and the Social Fund will vote separately on the approval of the New Management Agreement. Shareholder approval of the New Management Agreement is contingent upon shareholder approval of each of the other proposals described in this Proxy Statement.

Board Approval and Recommendation

The Trustees who were present at an in-person meeting held on November 27-28, 2007, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), unanimously approved the New Management Agreement for each Fund and unanimously recommended that each Fund’s shareholders approve the New Management Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Evaluation by the Board.”

Terms of the New Management Agreement

The form of the New Management Agreement is attached as Exhibit B to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit B. The terms of the New Management Agreement are substantially identical to those of the Existing Management Agreement, except that the effective date for the each agreement is different and the New Management Agreement reflects certain updating and clarifying changes as well. In addition, certain other differences between the New Management Agreement and Existing Management Agreement are noted below; however, ECM does not believe that any of these differences are material. The following is a description of the New Management Agreement.

Investment Management Services.    Under the New Management Agreement, ECM is responsible for furnishing the Trust with advice regarding the investment and reinvestment of its assets and for selecting and employing a sub-adviser for all or a portion of each Fund. In this regard, ECM is responsible for, among other things: (i) overall supervision of the general management and investment of each Fund’s assets and setting each Fund’s overall investment strategies; (ii) making all determination with respect to the investment of a Fund’s assets; (iii) selecting new or additional sub-advisers for each Fund; (iv) allocating or re-allocating a Fund’s assets among one or more sub-advisers; (v) terminating sub-advisers as appropriate; (vi) implementing procedures reasonably designed to ensure compliance by each sub-adviser with a Fund’s investment objectives, policies and restrictions and monitoring compliance therewith; and (vii) monitoring and evaluating, as well as reporting to the Board of Trustees regarding, sub-adviser performance. Under the Existing Management Agreement, ECM is generally responsible for providing the Funds with the same investment management services as will be provided by ECM under the New Management Agreement. However, unlike the New Management Agreement, the Existing Management Agreement does not specifically account for certain aspects of ECM’s management responsibilities. For example, the Existing Management Agreement does not specifically provide that ECM may select and employ a Sub-adviser for only a portion of each Fund. In addition, the Existing Management Agreement does not specifically provide that ECM will set each Funds’ overall investment strategies or that it is responsible for implementing procedures reasonably designed to ensure Sub-adviser compliance with each Fund’s investment objective, policies and restrictions and monitoring and evaluating each Sub-adviser’s performance.

Pursuant to the New Management Agreement, ECM is also authorized to cause a Fund to pay a broker or dealer that provides brokerage or research services to ECM, a sub-adviser, the Trust or a Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if ECM determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided in terms of that particular transaction or ECM’s overall responsibilities to a Fund, the Trust or its other investment advisory clients. Neither Fund paid any commissions to affiliated brokers of ECM during the fiscal year ended October 31, 2007.

Management Fees.    Each Fund pays ECM a management fee based on the Fund’s average daily net assets. The management fee for the Global Fund is equal to an annual rate based on the following fee schedule:

0.830% of the Fund’s average daily net asset value on the first $1 billion;

0.805% of the Fund’s average daily net asset value on the next $1 billion;

0.780% of the Fund’s average daily net asset value on the next $3 billion;

0.755% of the Fund’s average daily net asset value on the next $5 billion; and

0.730% of the Fund’s average daily net asset value thereafter.

The management fee for the Social Fund is equal to an annual rate based on the following fee schedule:

0.880% of the Fund’s average daily net asset value on the first $1 billion;

0.855% of the Fund’s average daily net asset value on the next $1 billion;

0.830% of the Fund’s average daily net asset value on the next $3 billion;

0.805% of the Fund’s average daily net asset value on the next $5 billion; and

0.780% of the Fund’s average daily net asset value thereafter.

The following table sets forth the rate of compensation and the aggregate amount of management fees paid by each Fund to ECM during the last fiscal year ended October 31, 2007 as well as the administration and distribution and service fees paid to AXA Equitable and EFD, respectively, pursuant to agreements with the Trust:

	Rate of Compensation (Annual Rate as a Percentage of Average Daily Net Assets)		Aggregate Fees Paid During Last Fiscal Year
	Global Fund
Management Fees Paid to ECM	0.830% of the Fund’s average daily net assets up to $1 billion; 0.805% of average daily net assets on the next $1 billion; 0.780% of average daily net assets on the next $3 billion; 0.755% of average daily net assets on the next $5 billion; 0.730% thereafter.		$495,801

Administration Fees Paid to AXA Equitable	0.055% of the Fund’s average daily net assets		$32,853

Distribution and Service Fees Paid to EFD	Class A	0.45%	$114,048
	Class B	1.00%	$145,188
	Class C	1.00%	$65,682
	Class Y	None	None

	Social Fund
Management Fees Paid to ECM	0.880% of the Fund’s average daily net assets up to $1 billion; 0.855% of average daily net assets on the next $1 billion; 0.830% of average daily net assets on the next $3 billion; 0.805% of average daily net assets on the next $5 billion; 0.780% thereafter		$206,285

Administration Fees Paid to AXA Equitable	0.055% of the Fund’s average daily net assets		$12,893

Distribution and Service Fees Paid to EFD	Class A	0.45%	$51,927
	Class B	1.00%	$38,440
	Class C	1.00%	$67,492
	Class Y	None	None

Expenses.    ECM, at its own expense, is responsible for furnishing the Trust with office space, including facilities and equipment, certain executive and other personnel, including personnel for the performance of clerical and other functions, and information and services in connection with the preparation of all tax returns and registration statements, prospectuses, statements of additional information (“SAIs”), shareholder reports, proxy solicitation materials and other shareholder and regulatory communications. ECM is also responsible for paying the salaries, expenses and fees of all Trustees and officers of the Trust who are officers, directors/trustees, partners or employees of ECM or any affiliate. Under the New Management Agreement, the Trust is responsible for paying all expenses not specifically assumed or agreed to be paid by ECM or by a Sub-adviser, including the following: (a) the costs of preparing, printing and mailing prospectuses, SAIs, shareholder reports, proxy solicitation materials and other shareholder and regulatory communications and all tax returns; (b) compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of ECM or its affiliates; (c) all legal and other fees and expenses incurred in connection with the affairs of the Trust; (d) all expenses of the transfer, receipt, custody, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property; (e) the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees; (f) the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; (g) all brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (h) all taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents; (i) any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations; (j) all insurance premiums for fidelity and other coverage; (k) all expenses incidental to holding shareholders and Trustees meetings; (l) all expenses of pricing of the net asset value per share of each Fund; and (m) extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Services to Other Clients.    Under the New Management Agreement, the services provided by ECM to the Trust are not exclusive and ECM is free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided by ECM are not impaired. ECM currently does not manage any other comparable funds.

Limitation of Liability.    Under the New Management Agreement, ECM will exercise its best judgment in rendering its services to the Trust and neither it, nor any director, officer, employee or agent thereof will be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Trust as a result of any error of judgment or mistake of law by ECM or such persons in connection with the matters to which the New Management Agreement relates. However, nothing in the New Management Agreement will operate to exculpate, waive or limit the liability of ECM or such persons for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust may become subject arising out of or based on any willful misconduct, bad faith, gross negligence or reckless disregard of ECM in performance of any of its duties or obligations in rendering its services to the Trust as specified in the New Management Agreement. The Existing Management Agreement also limits the liability of ECM, but provides for such limitations in more general terms and does not specifically limit the liability of ECM’s affiliates. In this regard, the Existing Management Agreement provides that ECM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Existing Management Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in the Existing Management Agreement.

Duration of Agreement.    The New Management Agreement will continue in effect with respect to a Fund for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually (1) by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and (2) by the vote of a majority of Trustees of the Trust who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval. The duration provisions of the Existing Management Agreement differ slightly from that of the New Management Agreement, in that the New Management Agreement clarifies certain approval requirements of the 1940 Act. In this connection, the Existing Management Agreement does not specifically provide that the continuance of the agreement must be approved by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval; however, the New Management Agreement includes such a provision. The Existing Management Agreement dated October 1, 2007 was last approved by the Trust’s Board on July 10, 2007 and was initially approved by the sole shareholder on January 20, 2005.

Termination.    The New Management Agreement may be terminated at any time by ECM on 60 days written notice to the Trust, without payment of any penalty. The New Management Agreement may also be terminated by the Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to a particular Fund, by the vote of a majority of the outstanding voting securities of such Fund, on 60 days written notice to ECM at any time, without payment of any penalty. In addition, the New Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) without payment of any penalty. The termination provisions of the Existing Management Agreement differ slightly from that of the New Management Agreement, in that the New Management Agreement clarifies certain termination requirements of the 1940 Act. In this connection, the Existing Management Agreement provides that the agreement may be terminated by the Trustees, including a majority of Independent Trustees of the Trust, on 60 days written notice to ECM at any time, without payment of any penalty. However, approval by a majority of

Independent Trustees of the Trust is not required by the 1940 Act for the Trust or a Fund to terminate the agreement and, as such, the New Management Agreement does not include such a provision.

Other Post-Transaction Agreements relating to the Trust

Administration Services.    AXA Equitable currently serves as the administrator of the Trust. Pursuant to a Mutual Funds Service Agreement, AXA Equitable provides administrative services to the Trust, including coordination of the Trust’s audit, financial statements and tax returns, expense management and budgeting, legal administrative services and compliance monitoring, portfolio accounting services (including daily net asset value accounting), operational risk management, and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, each Fund pays AXA Equitable a fee at an annual rate of 0.055% of the Fund’s total average net assets. In addition, pursuant to a sub-administration arrangement, AXA Equitable has contracted with J.P. Morgan Investor Services Co. (“JPMIS”), 73 Tremont Street, Boston, MA 02108, to provide the Trust with certain administrative services. It is expected that ECM or an affiliate thereof will provide substantially similar administrative services to the Trust for a period of time after the Transaction pursuant to the same fee schedule. It is also expected that ECM or an affiliate thereof will enter into a substantially similar sub-administration arrangement with JPMIS to provide certain administrative services to the Trust for a period of time after the Transaction.

Distribution Services.    Pursuant to a Distribution Agreement with the Trust, EFD currently serves as the principal underwriter of the Trust and, as such, acts as the Trust’s agent in arranging for the sale of Fund shares. For certain classes of shares, EFD or its affiliates pay all advertising and promotion expenses incurred in the sale of Fund shares. Certain other classes compensate EFD for activities and expenses related to the sale and distribution of Fund shares and ongoing services to investors in the Funds. It is expected that EFD will continue to serve as the Trust’s principal underwriter after the Transaction.

Expense Limitations.    In the interest of limiting the expenses of each Fund after the consummation of the Transaction, ECM has agreed to enter into an Expense Limitation Agreement under which it will make payments or waive its management and other fees to limit the net annual operating expenses of each Fund for a period of at least two years after the Transaction so that such expenses do not exceed 1.75%, 2.30%, 2.30% and 1.30% for Class A, Class B, Class C and Class Y shares, respectively, of each Fund. This agreement does not cover taxes, interest, brokerage commissions, capitalized expenses, expenses of other investment companies in which a Fund invests and extraordinary expenses. Under the contractual arrangement, each Fund in turn will agree to reimburse ECM for fees waived and payments made under the Expense Limitation Agreement provided that the combination of the Fund’s expense ratio and such reimbursements do not exceed the Fund’s expense cap. Any such reimbursement must be made within three years after the year in which ECM waived the fee or made the payment. ECM may discontinue these arrangements at any time after the initial two year period.

Other Agreements. Pursuant to a transfer agency and service agreement with the Trust, Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent and dividend disbursing agent for the Trust and, as such, acts as the Trust’s agent in processing orders for the purchase and sale of Fund shares and for tracking ownership of Fund shares. It is expected that BFDS will continue to serve as the Trust’s transfer agent for a period of time after the Transaction. Pursuant to a global custody agreement with the Trust, JPMorgan Chase Bank N.A. (“JPM”) currently serves as the custodian of the Funds’ assets and is expected to continue to serve in this capacity for a period of time after the Transaction.

Required Vote

Approval of this Proposal 1 with respect to each Fund will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund’s outstanding shares are present at the Meeting in person or by proxy.

The Trustees recommend that shareholders of each Fund vote “FOR” Proposal 1.

PROPOSAL 2: APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN ECM AND ALLIANCEBERNSTEIN

Shareholders of the Global Fund are being asked to approve a New Advisory Agreement between ECM and AllianceBernstein. If shareholders approve the New Advisory Agreement, AllianceBernstein will continue to be the Global Fund’s sub-adviser after the Transaction. Shareholder approval of the New Advisory Agreement with AllianceBernstein is contingent upon shareholder approval of each of the other proposals described in this Proxy Statement.

Board Approval and Recommendation

The Trustees who were present at an in-person meeting held on November 27-28, 2007, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement for the Global Fund and unanimously recommended that the Global Fund’s shareholders approve the New Advisory Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Evaluation by the Board.”

Terms of the New Advisory Agreement

The form of the New Advisory Agreement between ECM and AllianceBernstein is attached as Exhibit C to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit C. The terms of the New Advisory Agreement between ECM and AllianceBernstein are substantially identical to those of the Existing Advisory Agreement, except that the effective date for the each agreement is different and the New Advisory Agreement reflects certain updating and clarifying changes as well. In addition, certain other differences between the New Advisory Agreement and Existing Advisory Agreement are noted below; however, ECM does not believe that any of these differences are material. The following is a description of the New Advisory Agreement.

Investment Sub-Advisory Services. Under the New Advisory Agreement, AllianceBernstein is responsible for coordinating the investment and reinvestment of the Global Fund’s assets and determining the composition of the Global Fund’s assets, subject to oversight by ECM and the Board and in accordance with the provisions of the Trust’s registration statement, as amended from time to time. As part of the services it provides, AllianceBernstein is responsible for, among other things: (i) obtaining and evaluating pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Global Fund or are under consideration for inclusion and providing such information and other information regarding important development relating to the Global Fund to ECM or the Trust, as requested; (ii) formulating and implementing a continuous investment program for the Global Fund consistent with its investment objective, policies and restrictions and in compliance with certain relevant laws and regulations; (iii) arranging for the purchase and sale of securities and other investments; (iv) providing reasonable assistance in determining the fair value of all securities and other assets held by the Global Fund; and (v) cooperating with and providing reasonable assistance to ECM and the Global Fund’s other service providers as necessary to the performance of their responsibilities to the Global Fund and furnishing to certain third-party data reporting services, as directed by ECM, performance information and other customary data. AllianceBernstein is also authorized to select broker-dealers to execute purchase and sale transactions for the Global Fund. AllianceBernstein is responsible for using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales. Subject to this requirement, AllianceBernstein may also select brokers and dealers who are affiliated with AllianceBernstein. In addition, AllianceBernstein is permitted to select brokers or dealers who provide brokerage or research services to AllianceBernstein, ECM, the Trust and the Global Fund provided that transactions executed through such brokers or dealers comply with Section 28(e) of the Securities Exchange Act of 1934. The Global Fund did not pay any commissions to affiliated brokers of AllianceBernstein during the fiscal year ended October 31, 2007.

Sub-advisory Fees. ECM (not the Global Fund) pays AllianceBernstein a sub-advisory fee based on the Global Fund’s average daily net assets. The sub-advisory fee is equal to an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million; 0.40% of the Fund’s average daily net assets from $100 million to

$200 million; and 0.30% of the Fund’s average daily net assets in excess of $200 million. For the fiscal year ended October 31, 2007, AllianceBernstein received $298,647 for sub-advisory services rendered to the Fund.

Expenses.    Under the New Advisory Agreement, AllianceBernstein is responsible for furnishing, at its expense: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under the agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for performing its duties under the agreement.

Services to Other Clients.    Under the New Advisory Agreement, AllianceBernstein is free to render investment advisory or other services to others (including investment companies) and to engage in other activities so long as the services provided to the Global Fund by AllianceBernstein are not impaired. AllianceBernstein currently does not advise any other comparable funds.

Limitation of Liability.    The New Advisory Agreement provides that neither AllianceBernstein nor any of its officers, partners or employees shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by ECM or the Trust as a result of any error of judgment or mistake of law by such persons with respect to the Global Fund, unless due to (1) AllianceBernstein’s willful misconduct, bad faith, reckless disregard or gross negligence in the performance of any of its duties or obligations under the agreement or (2) any untrue statement of a material fact contained in the Global Fund’s prospectus, SAIs, proxy materials, reports, advertisements, sales literature or other materials or the omission to state therein a material fact known to AllianceBernstein which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to ECM or the Trust by AllianceBernstein or its affiliates for use therein.

Duration of Agreement.    The New Advisory Agreement provides that it will continue in effect with respect to the Global Fund for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by (1)(a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the Global Fund and (2) a vote of a majority of the Trustees of the Trust who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any party to the agreement cast in person at a meeting called for the purpose of voting on such approval. The duration provisions of the Existing Advisory Agreement differ slightly from that of the New Advisory Agreement, in that the New Advisory Agreement clarifies certain approval requirements of the 1940 Act. In this connection, the Existing Advisory Agreement does not incorporate the initial board and shareholder approval requirements of the 1940 Act; however, such initial approval requirements are included in the New Advisory Agreement. In addition, the Existing Advisory Agreement does not specifically provide that its continuance may be approved annually by a vote of a majority of the outstanding voting securities of the Global Fund, while the New Advisory Agreement includes such a provision. The Existing Advisory Agreement dated October 1, 2007 was last approved by the Trust’s Board on July 10, 2007 and was initially approved by the sole shareholder of the Global Fund on January 20, 2005.

Termination.    The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by the vote of a majority of the Global Fund’s outstanding voting securities, on 60 days written notice to ECM and AllianceBernstein, or by ECM or AllianceBernstein on 60 days written notice to the Trust and the other party. The agreement also will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act) or (ii) in the event the New Management Agreement between ECM and the Trust terminates for any reason. The agreement also will terminate upon written notice to the other party that such other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice. The termination provisions of the Existing Advisory Agreement differ slightly from that of the New Advisory Agreement, in that the New Advisory Agreement clarifies certain termination requirements of the 1940 Act. In this connection, the Existing Advisory Agreement provides that the agreement may be terminated by the Trustees, including a majority of Independent Trustees of the Trust, on 60 days written notice to ECM at any time, without payment of any penalty. However, approval by a majority of Independent Trustees of the Trust is not required by the 1940 Act for the Global Fund to terminate the agreement and, as such, the New Advisory Agreement does not include such a provision.

Required Vote

Approval of this Proposal 2 will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Global Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Global Fund, or (ii) 67% or more of the shares of the Global Fund present at the Meeting if more than 50% of the Global Fund’s outstanding shares are present at the Meeting in person or by proxy.

The Trustees recommend that shareholders of the Global Fund vote “FOR” Proposal 2.

PROPOSAL 3: APPROVAL OF THE NEW ADVISORY AGREEMENT BETWEEN ECM AND BRANDYWINE

Shareholders of the Social Fund are being asked to approve a New Advisory Agreement between the ECM and Brandywine. If shareholders approve the New Advisory Agreement, Brandywine will continue to be the Social Fund’s sub-adviser after the Transaction. Shareholder approval of the New Advisory Agreement with Brandywine is contingent upon shareholder approval of each of the other proposals described in this Proxy Statement.

Board Approval and Recommendation

The Trustees who were present at an in-person meeting held on November 27-28, 2007, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement for the Social Fund and unanimously recommended that the Social Fund’s shareholders approve the New Advisory Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Evaluation by the Board.”

Terms of the New Advisory Agreement

The form of the New Advisory Agreement between ECM and Brandywine is attached as Exhibit D to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit D. The terms of the New Advisory Agreement between ECM and Brandywine are substantially identical to those of the Existing Advisory Agreement, except that the effective date for the each agreement is different and the New Advisory Agreement reflects certain updating and clarifying changes as well. In addition, certain other differences between the New Advisory Agreement and Existing Advisory Agreement are noted below; however, ECM does not believe that any of these differences are material. The following is a description of the New Advisory Agreement.

Investment Sub-Advisory Services.    Under the New Advisory Agreement, Brandywine is responsible for coordinating the investment and reinvestment of the Social Fund’s assets and determining the composition of the Social Fund’s assets, subject to oversight by ECM and the Board and in accordance with the provisions of the Trust’s registration statement, as amended from time to time. As part of the services it provides, Brandywine is responsible for, among other things: (i) obtaining and evaluating pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Social Fund or are under consideration for inclusion and providing such information and other information regarding important developments relating to the Social Fund to ECM or the Trust, as requested; (ii) formulating and implementing a continuous investment program for the Social Fund consistent with its investment objective, policies and restrictions and in compliance with certain relevant laws and regulations; (iii) arranging for the purchase and sale of securities and other investments; (iv) providing reasonable assistance in determining the fair value of all securities and other assets held by the Social Fund; and (v) cooperating with and providing reasonable assistance to ECM and the Social Fund’s other service providers as necessary to the performance of their responsibilities to the Social Fund and furnishing to certain third-party data reporting services, as directed by ECM, performance information and other customary data. Brandywine is also authorized to select broker-dealers to execute purchase and sale transactions for the Social Fund. Brandywine is responsible for using its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales. Subject to this requirement, Brandywine may also select brokers and dealers who are affiliated with Brandywine. In addition, Brandywine is permitted to select brokers or dealers who provide brokerage or research services to Brandywine, ECM, the Trust and the Social Fund, provided that transactions executed through such brokers or dealers comply with Section 28(e) of the Securities Exchange Act of 1934. The Social Fund did not pay any commissions to affiliated brokers of Brandywine during the fiscal year ended October 31, 2007.

Sub-advisory Fees.    ECM (not the Social Fund) pays Brandywine a sub-advisory fee based on the Social Fund’s average daily net assets. The sub-advisory fee is equal to an annual rate equal to 0.475% on the first $50 million of the average daily net assets of the Fund; 0.35% of the Fund’s average daily net assets in excess of $50 million and up to and including $200 million; and 0.25% of the Fund’s average daily net assets in excess of $200 million. For the fiscal year ended October 31, 2007, Brandywine received $111,032 for sub-advisory services rendered to the Fund.

Expenses.    Under the New Advisory Agreement, Brandywine is responsible for furnishing, at its expense: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under the agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for performing its duties under the agreement.

Services to Other Clients.    Under the New Advisory Agreement, Brandywine is free to render investment advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided to the Social Fund by Brandywine are not impaired. Brandywine currently does not advise any other comparable funds.

Limitation of Liability.    The New Advisory Agreement provides that neither Brandywine nor any of its officers, members or employees shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by ECM or the Trust as a result of any error of judgment or mistake of law by such persons with respect to the Social Fund, unless due to (1) Brandywine’s willful misconduct, bad faith, reckless disregard or gross negligence in the performance of any of its duties or obligations under the agreement or (2) any untrue statement of a material fact contained in the Social Fund’s prospectus, SAIs, proxy materials, reports, advertisements, sales literature or other materials or the omission to state therein a material fact known to Brandywine which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to ECM or the Trust by Brandywine or its affiliates for use therein.

Duration of Agreement.    The New Advisory Agreement provides that it will continue in effect with respect to the Social Fund for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by (1)(a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the Social Fund and (2) a vote of a majority of the Trustees of the Trust who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any party to the agreement cast in person at a meeting called for the purpose of voting on such approval. The duration provisions of the Existing Advisory Agreement differ slightly from that of the New Advisory Agreement, in that the New Advisory Agreement clarifies certain approval requirements of the 1940 Act. In this connection, the Existing Advisory Agreement does not incorporate the initial board and shareholder approval requirements of the 1940 Act; however, such initial approval requirements are included in the New Advisory Agreement. In addition, the Existing Advisory Agreement does not specifically provide that its continuance may be approved annually by a vote of a majority of the outstanding voting securities of the Global Fund, while the New Advisory Agreement includes such a provision. Moreover, the Existing Advisory Agreement provides that it will continue for a period more than one year from the date of its execution if such continuance is approved at least annually as provided therein; however, the New Advisory Agreement provides that it will continue for a period more that two years from the date of its execution, as permitted by the 1940 Act, if such continuance is approved at least annually as provided therein. The Existing Advisory Agreement dated October 1, 2007 was last approved by the Trust’s Board on July 10, 2007 and was initially approved by the sole shareholder of the Social Fund on January 20, 2005.

Termination.    The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by the vote of a majority of the Social Fund’s outstanding voting securities, on 60 days written notice to ECM and Brandywine, or by ECM or Brandywine on 60 days written notice to the Trust and the other party. The agreement also will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act) or (ii) in the event the New Management Agreement between ECM and the Trust terminates for any reason. The agreement also will terminate upon written notice to the other party that such other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice. The termination provisions of the Existing Advisory Agreement differ slightly from that of the New Advisory Agreement, in that the New Advisory Agreement clarifies certain termination requirements of the 1940 Act. In this connection, the Existing Advisory Agreement provides that the agreement may be terminated by the Trustees, including a majority of Independent Trustees of the Trust, on 60 days written notice to ECM at any time, without payment of any penalty. However, approval by a majority of Independent Trustees of the Trust is not required by the 1940 Act for the Social Fund to terminate the agreement and, as such, the New Advisory Agreement does not include such a provision.

Required Vote

Approval of this Proposal 3 will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Social Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Social Fund, or (ii) 67% or more of the shares of the Social Fund present at the Meeting if more than 50% of the Social Fund’s outstanding shares are present at the Meeting in person or by proxy.

The Trustees recommend that shareholders of the Social Fund vote “FOR” Proposal 3.

PROPOSAL 4: APPROVAL OF THE OPERATION OF EACH FUND PURSUANT TO THE ECM SUB-ADVISER REPLACEMENT ORDER

Description of the Proposal

Section 15(a) of the 1940 Act requires all agreements under which persons serve as investment advisers to investment companies to be approved by shareholders. In practice, this requirement means that shareholders would be required to approve every instance in which: (i) ECM selected new or additional sub-advisers for each of the Funds; (ii) ECM entered into or materially modified existing investment advisory agreements with a sub-adviser; or (iii) ECM terminated or replaced a sub-adviser. The SEC has granted exemptions from the shareholder approval requirements of Section 15(a) in instances where, as here, the investment manager to an investment company is responsible, subject to Board approval, for employing sub-advisers and continuously evaluating and monitoring those sub-advisers.

The SEC granted such an exemption to ECM in 1996, prior to the date ECM became an affiliate of AXA. The ECM Sub-adviser Replacement Order permits ECM, without obtaining shareholder approval and subject to approval of the Board, to: (i) select new or additional sub-advisers for each of the Funds; (ii) enter into and materially modify existing investment advisory agreements with sub-advisers; and (iii) terminate and replace sub-advisers. However, ECM may not enter into an investment advisory agreement with an “affiliated person” of ECM (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-adviser”), unless the investment advisory agreement with the Affiliated Sub-adviser, including compensation thereunder, is approved by the affected Fund’s shareholders.

Since their inception, the Funds have operated pursuant to a Sub-adviser Replacement Order of an ECM affiliate, AXA Equitable. However, as a result of the Transaction, ECM will no longer be affiliated with AXA Equitable and, therefore, will not be permitted to rely on AXA Equitable’s Sub-adviser Replacement Order. Accordingly, the Trust is seeking shareholder approval to permit ECM and the Trust to rely on the ECM

Sub-adviser Replacement Order, which ECM obtained in 1996 prior to the date it became an affiliate of AXA Equitable. In order for a Fund to operate pursuant to the ECM Sub-adviser Replacement Order, its operation thereunder must be approved by a majority vote of that Fund’s outstanding voting securities (as defined in the 1940 Act). Approval of this proposal is being sought to provide for the same flexibility in the management of the sub-advisory arrangements of the Funds after the Transaction as is currently available to the Funds under AXA Equitable’s Sub-adviser Replacement Order. ECM anticipates using this flexibility in the same manner in which it is currently used for the Funds and does not anticipate frequent sub-adviser changes.

The conditions of the ECM Sub-adviser Replacement Order are substantially similar to those of AXA Equitable’s Sub-adviser Replacement Order. Each order generally provides that the investment manager is responsible for the general management of the Funds and, subject to the review and approval of the Board of Trustees, is responsible for the selection and general oversight of sub-advisers for the Funds. However, there are certain differences between the conditions of the two orders of which you should be aware. First, AXA Equitable’s Sub-adviser Replacement Order requires the investment manager of the Funds to provide an information statement to Fund shareholders when a new sub-adviser has been hired; however, the ECM Sub-adviser Replacement Order requires the investment manager of the Funds to provide Fund shareholders with an information statement after the addition of a new sub-adviser or the implementation of any change in an investment advisory agreement. Second, AXA Equitable’s Sub-adviser Replacement Order requires such information statement to be provided within 90 days of hiring a new sub-adviser, whereas the ECM Sub-adviser Replacement Order requires such information statement to be provided no more than 60 days after the addition of a new sub-adviser or the implementation of any change in an investment advisory agreement. The Trust does not believe that the differences between the orders will have a material effect on the day-to-day operations of the Funds.

Pursuant to the ECM Sub-adviser Replacement Order, ECM is required to, among other things, monitor and evaluate each sub-adviser on an ongoing basis. In the course of performing those duties, it is expected that, from time to time, ECM may recommend to the Board: (i) the replacement or termination of a sub-adviser; (ii) the appointment of new or additional sub-advisers; or (iii) a change in the terms of an investment advisory agreement, depending on ECM’s assessment of each Fund’s investment focus and its determination as to how best to optimize each Fund’s opportunity of achieving its investment focus. If shareholders were required to approve each such recommended change, such recommendations by ECM would result in more frequent shareholder meetings than would otherwise be the case. Shareholder meetings entail substantial costs to a Fund and may entail substantial delays, which would reduce the desired benefits of the Trust’s “multi-manager” structure. However, if this proposal is approved, the Board would not be required to call a shareholder meeting each time, for example, a new or additional sub-adviser for a Fund is approved (or to re-approve a sub-adviser whose investment advisory agreement is automatically terminated because it or its parent company has been purchased by another entity).

You should take note that before any change is made to a sub-adviser or existing investment advisory agreement for a Fund, the Board, including a majority of the Independent Trustees, is required to review and approve such change. In addition, upon the retention of a new sub-adviser for a Fund or a material amendment to an agreement with an existing Sub-adviser, each shareholder would receive an information statement describing the change. It is important to note that the Board would not be able to replace ECM as the Funds’ investment manager without shareholder approval.

Required Vote

Approval of this Proposal 4 with respect to a Fund will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund’s outstanding shares are present at the Meeting in person or by proxy. Shareholders of the Global Fund and the Social Fund will vote separately on this proposal with respect to their Fund. Shareholder approval of this proposal is contingent upon shareholder approval of each of the other proposals described in this Proxy Statement.

The Trustees recommend that shareholders of each Fund vote “FOR” Proposal 4.

PROPOSAL 5: ELECTION OF TWO NOMINEES TO THE BOARD OF TRUSTEES

Shareholders of the Trust are being asked to consider the election of two nominees (the “Nominees”) to the Trust’s Board of Trustees. The Funds’ current Trustees are Steven M. Joenk, Theodossios Anthanassiades, Jettie M. Edwards, David W. Fox, William M. Kearns, Jr., Christopher P.A. Komisarjevsky, Harvey Rosenthal and Gary S. Schpero. Mr. Joenk is an “interested person” (as defined in the 1940 Act) of the Funds (an “Interested Trustee”). Ms. Edwards and Messrs. Anthanassiades, Fox, Kearns, Komisarjevsky, Rosenthal and Schpero are Independent Trustees. Information regarding each of the current Trustees is included in the Funds’ Statement of Additional Information, which is available upon request by calling 1-800-432-4320 or by writing to the Trust at the address shown at the beginning of this Proxy Statement. Upon consummation of the Transaction, the size of the Board would be reduced from eight to three Trustees. Except for Mr. Joenk, it is expected that the current Trustees will no longer serve as Trustees upon the election and qualification of the Nominees, consummation of the Transaction and shareholder approval of the New Management Agreement with respect to both Funds. It is expected that Mr. Joenk would continue to serve as a Trustee of the Trust after the Transaction. It is also expected that Mr. Joenk’s continued service on the Board of Trustees will be for an interim transition period after the Transaction that is expected to last approximately six months and until such time as a suitable replacement can be appointed.

None of the Nominees named below for election to the Board currently serves as a Trustee of the Trust. Each Nominee elected will hold office as a Trustee until his successor is elected and qualified, or until the earlier of his death, resignation or removal. Each Nominee has consented to being named in this Proxy Statement and indicated his willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the applicable accompanying proxy card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees named below as Trustees of the Trust. In the election of Trustees, those Nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. The election of each Nominee is contingent upon shareholder approval of each other proposal described in this Proxy Statement and consummation of the Transaction. Subject to the foregoing, each Nominee elected by shareholders shall begin service as a Trustee upon consummation of the Transaction.

Proposed Nominees

Information regarding each Nominee to the Board of Trustees is provided below. Each Nominee, if elected, would not be an “interested person” (as defined in the 1940 Act) of the Funds. The business address of all Nominees is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326:

Name and Age	Position(s) to be Held with the Trust*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Trustee**	Other Directorships Held by Trustee or Nominee for Trustee
Robert R. Burke (46)	Trustee	Portfolio Manager, Lowe, Brockenbrough & Co (investment advisory firm)	2	None

Paul F. Costello (47)	Trustee	Principal, Onyx Associates (2006-to present) (business consulting); President, Business Services Group (2003-2006), Chief Operating Officer (2000-2003), Wachovia Securities, LLC; President and Chief Executive Officer, First Clearing, LLC (2004-2005) (broker-dealer)	2	None

*	Each Nominee elected will serve until his successor is elected and qualified, or until the earlier of his death, resignation or removal.
**	This column reflects information regarding the fund complex that consists of funds that will be advised by ECM and the companies with which it will be affiliated after the Transaction. Such complex is referred to herein as the ECM Fund Complex.

If elected, the Nominees will hold office as Trustees without limit in time, except that any Trustee (a) may resign; (b) may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as immediately after such appointment at least two-thirds of the Trustees have been elected by shareholders. If at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Information regarding Steven M. Joenk, a current Trustee of the Trust who will continue to serve as a Trustee after the Transaction, is provided below. Mr. Joenk is an “interested person” (as defined in the 1940 Act) of the Funds and will continue to be treated as such after the Transaction. The business address of Mr. Joenk is 1290 Avenue of the Americas, New York, New York 10104:

Name and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Steven M. Joenk* (49)	Trustee, Chairman, President and Chief Executive Officer	From January 2005 to present	From July 1999 to present, Senior Vice President, AXA Financial; from September 2004 to present, President, AXA Financial’s Funds Management Group; since 2004, Chairman and President, ECM, Co-Chairman, EFD and Director, 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	2	Chairman and Trustee, EQ Advisors Trust (64 portfolios); Chairman and Trustee, AXA Premier VIP Trust (22 portfolios)

*	Mr. Joenk is affiliated with ECM and EFD.
**	Mr. Joenk serves as a Trustee until his successor is elected and qualified, or until the earlier of his death, resignation or removal. It is expected that Mr. Joenk’s continued service on the Board of Trustees will be for an interim period after the Transaction as more fully described herein.
***	This column reflects information regarding the ECM Fund Complex, which includes funds that will be advised by ECM and the companies with which it will be affiliated after the Transaction. Prior to the Transaction, the relevant fund complex would include funds advised by AXA affiliated entities. With respect to the AXA affiliated fund complex, Mr. Joenk oversees three registered investment companies, including the Trust and the two investment companies referred to above in the column entitled “Other Directorships held by Trustee.”

The current Board of Trustees held five meetings during the fiscal year ended October 31, 2007. Each current Trustee attended at least 75% of the Board meetings, including regular, special and committee meetings, as applicable. If the Trust holds an annual meeting of shareholders, the policy is that all Trustees should attend, subject to availability. The Trust did not hold an annual meeting of shareholders during the fiscal year ended October 31, 2007.

As of January 22, 2008, the current Trustees and officers of the Trust, as a group, owned less than one percent of the outstanding shares of the Trust in the aggregate, or of any class of shares of the Trust.

Committees of the Board of Trustees

The current Board of Trustees has an Audit Committee and a Nominating and Compensation Committee. No changes to the committee structure of the Board of Trustees are currently contemplated in connection with the proposed election of the Nominees.

The Audit Committee of the current Board of Trustees consists of all of the Independent Trustees. The Audit Committee’s function is to recommend to the Board the independent registered public accounting firm; direct inquiries into matters within the scope of the independent registered public accounting firm’s duties; review with the independent registered public accounting firm the audit plan and results of the audit; approve professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; review the independence of the independent registered public accounting firm; consider the range of audit and non-audit fees; and prepare and submit Committee minutes to the Board. The Board will continue to have an Audit Committee with similar responsibilities after the election of the Nominees. Each Nominee, if elected, will serve on the Audit Committee.

The Nominating and Compensation Committee of the current Board of Trustees consists of all of the Independent Trustees. The Nominating and Compensation Committee’s primary functions are to evaluate and nominate Independent Trustee candidates, review the compensation arrangements for each of the Independent Trustees, make nominations for membership on any current Board committees, and consider and review the independence of outside counsel to the Independent Trustees. The Nominating and Compensation Committee may seek to identify candidates for Independent Trustee with the assistance of ECM or another third party service provider or independent contractor or by such other means as the Committee deems appropriate. In connection with its evaluation of candidates, the Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Trust’s investment advisers and other principal service providers. Persons selected as nominees for Independent Trustee must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the investment adviser or the other primary service providers). The Nominating and Compensation Committee of the current Board has approved each of the Nominees, but has not made an affirmative determination as to the independence of any of the Nominees. CCM has represented that each Nominee currently is not, and will not be after the Transaction, an “interested person” (as that term is defined in the 1940 Act) of the Trust, its investment manager, sub-advisers or its principal underwriter. The Nominating and Compensation Committee of the current Board also may consider such other factors as it may determine to be relevant to fulfilling the role of Trustee. The Committee gives recommendations provided by the Trust’s officers and ECM the same consideration as any other candidate. The Committee has a policy that it is not required to consider shareholder nominees for Trustee. The Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Trust’s Board of Trustees. The Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. The Committee has a charter, a copy of which is attached to this Proxy Statement as Exhibit E.

The Board will continue to have a Nominating and Compensation Committee with similar responsibilities after the election of the Nominees. Each Nominee, if elected, will serve on the Nominating and Compensation Committee. Each Nominee was proposed and recommended to the Nominating and Compensation Committee of the current Board by the Trust’s President and Chief Executive Officer, who is also a current Trustee of the Trust, in consultation with CCM and as contemplated in connection with the Transaction. The Trust’s President and Chief Executive Officer also serves as Chairman and President of ECM, Co-Chairman of EFD and is an employee of ECM’s and EFD’s current parent company, AXA Financial. After the Transaction, ECM will no longer be affiliated with AXA.

The Audit Committee and the Nominating and Compensation Committee of the current Board of Trustees each held four meetings during the fiscal year ended October 31, 2007.

Compensation

None of the Nominees has served as a Trustee of the Trust. Therefore, none of the Nominees has received any compensation from the Trust. Mr. Joenk is an Interested Trustee and has not been compensated by the Trust for his service as a Trustee.

Each Nominee who is elected to the Board will be paid by the Trust for his service as an Independent Trustee. If the Nominees are elected, the new Board of Trustees may establish a new compensation schedule for the Independent Trustees of the Trust. Currently, Independent Trustees of the Trust are paid an annual fee of $30,000 plus (i) an additional fee of $2,000 for each regularly scheduled or special Board meeting attended, (ii) $1,000 per Audit Committee Meeting attended and $500 per Nominating and Compensation Committee Meeting attended, plus reimbursement for expenses in attending in-person meetings. A supplemental retainer of $8,000 per year is paid to the Lead Independent Trustee. A retainer of $2,000 per year is paid to the Chair of the Audit Committee and a retainer of $1,000 is paid to the Chair of the Nominating and Compensation Committee. No director, officer, or employee of ECM or an affiliated company will receive any compensation or reimbursement from the Trust for serving as a Trustee or officer of the Trust.

Nominee/Trustee Ownership of Fund Shares

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Nominee in the Trust and in all funds in the aggregate within the same fund family overseen by the Nominee as of December 31, 2007.

Name of Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies*
Robert R. Burke	None	None
Paul F. Costello	None	None

*	This column reflects information regarding ownership of equity securities issued by funds in the ECM family of investment companies, which consists solely of the Funds.

The following table sets forth information describing the dollar range of equity securities beneficially owned by Mr. Joenk in the Trust and in all funds in the aggregate within the same fund family overseen by Mr. Joenk as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Trustee in Family of Investment Companies*
Steven M. Joenk	None	None

*	This column reflects information regarding ownership of equity securities issued by the funds in the ECM family of investment companies. Prior to the Transaction, the relevant “family of investment companies” would include funds advised by AXA affiliated entities. With respect to this family of investment companies, Mr. Joenk beneficially owns, in the aggregate, over $100,000 in equity securities in such funds.

The current Board of Trustees has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the current Board, or to a specified current Trustee, the communication should be submitted in writing to Patricia Louie, Secretary of the Fund, 1290 Avenue of the Americas, New York, New York 10104, who will forward any such communication to the Trustee(s). After the Transaction, the new Board of Trustees will provide for a process by which shareholders may send communications to the Board. Shareholder communications should be submitted in writing to the then current Secretary of the Fund at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, who will forward all such communications to the new Trustee(s).

Liability and Indemnification of Trustees

To protect the Trustees against certain liabilities, the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) provides that so long as any past, present or future Trustees have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, they shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment manager, or principal underwriter of the Trust; however, nothing in the Declaration of Trust protects any Trustee against liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Declaration of Trust also provides that every former and current Trustee, officer and employee of the Trust shall be indemnified by the Trust to the fullest extent permitted by Delaware and other applicable law.

Trustees and officers/errors and omissions liability policies also insure the Trust and its Trustees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Executive Officers of the Funds

The following table provides information regarding the executive officers of the Trust. Each executive officer was elected by the current Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Trust’s Board of Trustees. The business address of the Trust’s officers is 1290 Avenue of the Americas, New York, New York 10104.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk* (49)	President, Chief Executive Officer, Chairman and Trustee	From January 2005 to present	From July 1999 to present, Senior Vice President of AXA Financial, Inc. (“AXA Financial”); from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Fund Distributors, Inc. and a Director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

Patricia Louie* (51)	Vice President and Secretary	From January 2005 to present	From May 2003 to present, Vice President and Associate General Counsel, AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel, AXA Financial and AXA Equitable.

Brian E. Walsh* (38)	Chief Financial Officer and Treasurer	From June 2007 to present	From January 2005 to May 2007, Vice President and Controller of the Trust; from February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable.

James Kelly* (38)	Controller	From June 2007 to present	From March 2006 to present, Assistant Vice President of AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director, Prudential Investments.

William T. MacGregor* (31)	Vice President and Assistant Secretary	From September 2006 to present	From May 2007 to present, Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary Cantwell* (45)	Vice President	From January 2005 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director, Enterprise Capital Management, Inc.

Patricia A. Cox* (48)	Vice President and Anti-Money Laundering Compliance Officer	From November 2005 to present	From September 2001 to present, Senior Vice President of Operations for Enterprise Fund Distributors, Inc.

Joseph J. Paolo* (36)	Chief Compliance Officer	From May 2007 to present	From December 2005 to May 2007, Vice President of the Trust; from August 2005 to present, Vice President of AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to September 2005, Vice President of AXA Financial and AXA Equitable and Compliance Officer of AXA Financial’s Funds Management Group; from May 2002 to March 2004, Assistant Vice President and Compliance Director of AXA Financial and AXA Equitable.

Alwi Chan* (32)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst, AXA Equitable; from June 1999 to November 2002, Senior Financial Analyst, AXA Equitable.

Carla Price* (30)	Assistant Controller	From March 2007 to present	From February 2004 to present, Assistant Vice President of AXA Financial and AXA Equitable; from January 2003 to February 2004, Mutual Fund Manager of AXA Financial and AXA Equitable; from October 2000 to January 2003, Senior Fund Administrator of AXA Financial and AXA Equitable.

Armando Capasso* (33)	Vice President and Assistant Secretary	From December 2007 to present	From September 2007 to present, Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP; from September 2004 to March 2005, Associate, Ballard Spahr Andrews & Ingersoll, LLP; and from September 2003 to August 2004, Judicial Law Clerk, Honorable Stanley R. Chesler, U.S. District Judge for the District of New Jersey.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David Shagawat* (32)	Assistant Anti-Money Laundering Compliance Officer	From November 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, AllianceBernstein LP.

Paraskevou Charalambous* (44)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.

*	Each of the officers included in the table above holds similar positions with 87 other funds managed by ECM or AXA Equitable (“AXA Fund Complex”), except that Ms. Cox holds a similar position with one other fund in the AXA Fund Complex, Ms. Cantwell and Ms. Price hold similar positions with 86 other funds in the AXA Fund Complex and Ms. Charalambous holds a similar position with 64 other funds in the AXA Fund Complex. Each of the funds in the AXA Fund Complex is a series of one of the following registered investment companies: The 787 Fund, Inc., AXA Enterprise Funds Trust, AXA Premier VIP Trust and EQ Advisors Trust.

Required Vote

In the election of Trustees, those Nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

The Trustees recommend that shareholders of the Trust vote “FOR” each Nominee in Proposal 5.

EVALUATION BY THE BOARD

Background

At meetings that took place during 2006, ECM, together with AXA Financial and AXA Equitable (“AXA”), informed the Board that AXA Financial was seeking to divest certain assets associated with its subsidiaries’ retail mutual fund business. At meetings on July 10-11 and September 17-18, 2007, AXA informed the Board about discussions between AXA and potential unaffiliated purchasers regarding the sale of ECM and related due diligence. At a meeting on November 27-28, 2007, AXA informed the Board that it had reached an agreement in principal under which it would sell all of ECM’s outstanding shares to CCM in exchange for a nominal monetary amount and certain representations and warranties by CCM. AXA also noted that the agreement contemplates that, subject to the approval of the Funds’ Board and shareholders, ECM would continue to serve as the investment manager for the Trust and that the same sub-adviser would be retained for each Fund. AXA also informed the Board that the agreement contemplates that two new Independent Trustees will be elected to the Board, that Steven M. Joenk, a current Trustee of the Trust, would continue to serve as a Trustee and that the current Independent Trustees would no longer serve as Trustees following shareholder approval of the New Management Agreement, the election and qualification of the new Trustees and the successful consummation of the Transaction. AXA then noted that the New Management Agreement, New Advisory Agreements, the operation of the Funds pursuant to the ECM Sub-adviser Replacement Order and the election of two new Trustees are subject to the approval of the current Board and the shareholders of the Funds (as applicable) and that the Transaction is subject to satisfactory completion of due diligence and execution of a definitive agreement, among other conditions. The Board met again on December 6 and December 10, 2007 to consider matters relating to the Transaction and its impact on Trust shareholders. A sub-group of the current Board of Trustees also met on November 30, 2007 to interview the proposed Nominees for election to the Board.

Board Considerations with respect to the New Agreements

In connection with its deliberations, the Board, among other things, received information from AXA and CCM regarding the factors set forth below and met with senior representatives of AXA to discuss the Transaction and the New Management Agreement. The Board also received information regarding each Sub-adviser with respect to the factors set forth below as they relate to the relevant New Advisory Agreement. The Independent Trustees were assisted by independent counsel during their deliberations and also met in executive session to discuss the Transaction, the New Management Agreement and each New Advisory Agreement.

In connection with these meetings, ECM provided in advance of the meetings detailed information about the proposed New Management Agreement and each proposed New Advisory Agreement, including information regarding: (1) the nature, quality and extent of the services to be provided to the Funds by ECM, each Sub-adviser and their respective affiliates; (2) the reputation, financial strength and capabilities of ECM, each Sub-adviser and their respective affiliates; (3) ECM’s and each Sub-adviser’s experience with and capabilities managing mutual funds; (4) the level of the proposed investment management fees to be paid by each Fund and the impact of such fees on the total expense ratio of each class of shares of each Fund following approval of the New Management Agreement; (5) the level of each of the proposed sub-advisory fees; (6) the anticipated effect of growth and size on each Fund’s expenses and performance; (7) the costs of the services to be provided and profits realized by ECM and its affiliates from their relationship with the Funds; (8) ECM’s and each Sub-adviser’s investment process and operations; (9) the qualifications and experience of ECM’s and each Sub-adviser’s investment personnel that will manage the Funds; (10) the historical investment performance records of each Fund and similar funds advised by ECM and the Sub-advisers; (11) the terms of the proposed New Management Agreement and each New Advisory Agreement; and (12) “fall out” benefits to be realized by ECM, each Sub-adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by ECM, each Sub-adviser or their respective affiliates from their relationship with the Funds). The Trustees also considered information regarding any potential changes impacting the Funds as a result of the Transaction, including (1) any proposed changes to the investment objectives, policies and restrictions of the Funds; (2) any proposed changes to the Trust’s other service providers; (3) any fees, expenses or brokerage commissions that may be incurred; (4) any proposed changes to the distribution and shareholder servicing arrangements (including Rule 12b-1 fees) or the sales charge structure of the Fund share classes; (5) any tax impact on the Funds; and (6) the potential benefits of the Transaction to ECM and its affiliates. In considering the New Management Agreement and the New Advisory Agreements, the Board did not identify any single factor or information as all-important or controlling.

The Board, in examining the nature and quality of the services to be provided to the Funds by ECM and each Sub-adviser, considered ECM’s experience in serving as the manager for the Trust, each Sub-adviser’s experience in serving as the sub-adviser for the relevant Fund, ECM’s and each Sub-adviser’s experience advising other accounts comparable to the Funds, and the performance of each Fund and of other accounts comparable to each Fund for which ECM serves as investment manager or each Sub-adviser serves as an investment adviser or sub-adviser relative to its primary benchmark and/or peer group. The Board noted the responsibilities that ECM would have as investment manager for the Trust and noted that these responsibilities would be the same as those currently provided to the Trust pursuant to the Existing Management Agreement. In particular, the Board considered that ECM would continue to be responsible for overseeing the general management of the Trust and selecting and overseeing sub-advisers on behalf of the Funds. In addition, the Board reviewed information regarding ECM’s process for selecting sub-advisers and the background of certain ECM personnel who would provide services to the Trust. The Board also noted the responsibilities that each Sub-adviser would have as sub-adviser for the relevant Fund and noted that these responsibilities would be the same as those currently provided to the relevant Fund pursuant to an Existing Advisory Agreement. In particular, the Board considered that each Sub-adviser would continue to be responsible for managing the investment and reinvestment of the relevant Fund’s assets and determining the composition of that Fund’s assets. In addition, the Board reviewed information regarding each Sub-adviser’s investment process and the background of the portfolio manager(s) who would provide services to the relevant Fund. The Board noted that the same portfolio manager(s) who manage the day-to-day operations of the relevant Fund under the Existing Advisory Agreement would continue to manage that Fund under the New Advisory Agreement. The Board also considered financial information regarding ECM and each Sub-adviser.

The Board reviewed the proposed investment management fees and sub-advisory fees to be payable under the New Management Agreement and New Advisory Agreements. The Board examined the proposed fees to be paid in light of fees charged by ECM and each Sub-adviser for similar services to similar funds. In particular, the Board noted that the fees to be charged pursuant to the New Management Agreement and each New Advisory Agreement were the same as the fees currently charged pursuant to the Existing Management Agreement or New Advisory Agreement, as applicable. In evaluating the investment management and sub-advisory fee schedules, the Board considered the quality and level of services provided by ECM and each Sub-adviser and their respective responsibilities to the Funds. The Board noted that ECM would continue to be responsible for paying each Sub-adviser its sub-advisory fee with respect to the relevant Fund. The Board further considered that ECM has undertaken to continue contractual expense limitations with respect to each Fund for a period of at least two years after the Transaction to ensure that the maximum net annual operating expense ratio of each class of shares of each Fund will be no higher after the consummation of the Transaction than the current maximum net annual operating expense ratio of each such class of shares. The Board also considered that the expense limitation will be considered for renewal by the Board and ECM thereafter. The Board evaluated ECM’s costs and profitability in providing services to the Trust, including the costs associated with the research and investment process, personnel and systems necessary to perform its function.

As part of its evaluation of ECM’s and each Sub-adviser’s compensation, the Board considered other benefits that ECM, each Sub-adviser and their respective affiliates may realize from their relationship with the Funds. The Board recognized that ECM and each Sub-adviser may be affiliated with registered broker-dealers now or in the future who may receive brokerage commissions from the Funds in connection with the purchase and sale of Fund securities, provided, however, that those transactions, among other things, must be consistent with best execution. The Board also recognized that ECM and each Sub-adviser may engage in soft dollar transactions.

The Board also considered the terms of the Transaction and its possible impact on the Funds and their shareholders. In this connection, ECM noted that it is expected that the investment objectives, policies and restrictions of the Funds will remain the same after the Transaction. ECM also reminded the Board that after the Transaction it would no longer be affiliated with AXA. ECM also noted that CCM had agreed to bear all costs in connection with the proxy solicitation and that it is expected that portfolio transition costs will be relatively low, given that the same Sub-advisers would continue to manage the Funds after the Transaction. ECM further noted that it is expected that the distribution and shareholder servicing arrangements (including Rule 12b-1 fees) and the sales charge structure of the Fund share classes will remain the same. Furthermore, ECM noted that it is expected that the Transaction will not have any adverse tax consequences for the Funds. AXA representatives also discussed with the Trustees the anticipated impact of the Transaction and stated their belief that the Transaction would not adversely impact the operations of the Funds or the capabilities of ECM to provide management services to the Funds.

In reaching the decision to recommend approval of the New Management Agreement and each New Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the New Management Agreement and each New Advisory Agreement are reasonable, fair and in the best interests of each Fund, as applicable. The Board’s conclusions were based on a number of factors, including the following:

•

The nature of ECM’s investment management services and each Sub-adviser’s sub-advisory services proposed to be provided to the Funds pursuant to the New Management Agreement and the New Advisory Agreements and that such services are substantially similar to the services currently provided by ECM pursuant to the Existing Management Agreement and each Sub-adviser pursuant to the relevant Existing Advisory Agreement;

•

The fees proposed to be paid by each Fund to ECM pursuant to the terms of the New Management Agreement and the fees proposed to be paid by ECM to each Sub-adviser pursuant to the terms of the New Advisory Agreements are the same as the fees currently paid to ECM by each Fund pursuant to the Existing Management Agreement and the fees currently paid to each Sub-adviser by ECM pursuant to the relevant Existing Advisory Agreement;

•

ECM’s undertaking to maintain for a period of at least two years after the consummation of the Transaction the expense limitation arrangements currently in effect for the Funds, and the Board’s conclusion that the continuation of such arrangements would be beneficial to shareholders;

•

The current and historic asset levels of each Fund, and the Board’s conclusion that the proposed fees to be paid under the New Management Agreement and New Advisory Agreements include appropriate breakpoints that reduce the level of the fees as the assets of each Fund increase;

•

It is currently expected that each Fund’s investment objectives, policies and restrictions would remain the same after the Transaction thereby permitting shareholders of the Funds to continue their investment after the Transaction;

•

The same portfolio manager(s) would be responsible for the day-to-day management of the relevant Fund’s assets following approval of each New Advisory Agreement and the Board’s conclusion that there is the potential that Fund shareholders would benefit from the Sub-adviser’s continued management of the relevant Fund’s assets;

•

The reputation and financial and other resources of ECM and each Sub-adviser and the qualifications and experience of the investment advisory personnel at ECM and each Sub-adviser, and the Board’s conclusion that the Funds were reasonably likely to benefit from ECM’s and each Sub-adviser’s proposed services to the Funds;

•

CCM’s intention to bear all costs and expenses associated with obtaining shareholder approval of the proposals described in this Proxy Statement, and the Board’s conclusion that it was appropriate for CCM to bear these costs as opposed to such costs being borne by shareholders;

•	There would be no adverse tax consequences to the Funds as a result of the Transaction; and

•

The description of the terms and conditions of the purchase agreement with CCM, and the Board’s conclusion that the terms of the agreement did not involve overreaching by either entity with respect to the Funds.

Based on the foregoing, the Trustees unanimously voted to approve and to recommend to the shareholders of each Fund that they approve the New Management Agreement and each New Advisory Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. Representatives of PwC are not expected to attend the Meeting. The table below sets forth the fees billed for services rendered by PwC to the Trust for the last two fiscal years.

	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2007
Audit Fees[1]	$196,100	$294,200
Audit-Related Fees[2]	$27,468	$31,666
Tax Fees[3]	$120,800	$61,928
All Other Fees[4]	$0	$0
Non-Audit Fees[5]	$0	$0

The table below sets forth certain fees billed for services approved by the Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X under the Securities Exchange Act of 1934, as amended (“1934 Act”), and rendered by PwC to ECM and any entity controlling, controlled by or under common control with ECM that has provided ongoing services to the Trust (“control affiliates”) for the last two fiscal years.

	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2007
Audit-Related Fees[2]	$123,120	$109,000
Tax Fees[3]	$0	$0
All Other Fees[4]	$0	$0

1	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with the audit or review of the Trust’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.
2	Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by PwC that were reasonably related to PwC’s audit or review of financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Fund or other entity, as applicable. The Trust’s Audit Committee approved 100% of such services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X with respect to the Trust and 0% of such services pursuant to Rule 2-01(c)(7)(ii) with respect to ECM or its control affiliates.
3	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with tax compliance, tax advice and tax planning. Such services include reviewing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. The Trust’s Audit Committee approved 100% of such services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X with respect to the Trust.
4	Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by PwC.
5	Reflects aggregate fees billed for the fiscal year for non-audit services rendered by PwC to the Trust, ECM or its control affiliates.

ADDITIONAL INFORMATION

Shareholders of a Fund may have family members living in the same home who also own shares of a Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Trust will, until notified otherwise, send only one copy of the prospectus, shareholder report and proxy statement to each household address. If you would like to receive separate documents for each account holder, please call the Trust at 1-800-432-4320 or write to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022. If you currently share a household with one or more other shareholders of the Funds and are receiving duplicate copies of prospectuses, shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please call or write the Trust at the phone number or address listed above.

SHAREHOLDER PROPOSALS

The Trust is not required to hold annual meetings of shareholders if the election of Trustees is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

Any shareholder who wishes to submit a proposal to be considered at the Trust’s next meeting of shareholders should send the proposal to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022 so as to be received within a reasonable time before the Trust begins to print and send its proxy materials relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Any notice of a shareholder proposal that is not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

VOTING INFORMATION

Record Date and Share Ownership

Shareholders of record as of the close of business on December 10, 2007 (the “Record Date”) are entitled to vote at the Meeting. The presence, in person or by proxy, of one-third of the shares of the Trust or a Fund, as applicable, outstanding and entitled to vote as of the Record Date will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. Any such adjournment with respect to a particular proposal will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy and entitled to vote on such proposal. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Information as to the number of outstanding shares of each Fund as of the Record Date is set forth below:

	Number of Class A Shares	Number of Class B Shares	Number of Class C Shares	Number of Class Y Shares	Total Number of Shares
Global Fund	2,366,509	1,144,996	558,926	1,318,814	5,389,245
Social Fund	922,065	367,960	693,799	149,161	2,132,985

Except as set forth in Exhibit F, ECM does not know of any person who owned beneficially or of record 5% or more of any class of shares of a Fund as of the Record Date. As of that same date, the Trustees and officers of the Trust as a group owned less than 1% of any class of any Fund’s outstanding shares.

Submitting and Revoking Your Proxies

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxies but give no voting instructions, your shares that are represented by those proxies will be voted “FOR” approval of the New Agreements as set forth in Proposals 1, 2 and 3, “FOR” approval of the applicable Fund’s operation pursuant to the ECM Sub-adviser Replacement Order as set forth in Proposal 4, and “FOR” the election of the two new Trustees identified in Proposal 5, as applicable. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Meeting.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. We encourage you to vote by Internet or by phone. When you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your proxies at any time prior to their exercise by: (1) submitting properly executed, later-dated proxies; (2) attending the Meeting in person and voting, or (3) submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the Trust prior to the Meeting and must indicate your name and account number.

Required Vote

To pass, Proposals 1, 2, 3 and 4 require the affirmative vote of the lesser of (1) 67% or more of the shares of the applicable Fund present at the Meeting, if more than 50% of the outstanding shares of the applicable Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of the applicable Fund entitled to vote at the Meeting. In the election of Trustees under Proposal 5, those Nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. The proposals do not require separate voting by class.

For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposals 1, 2 3, and 4 because these proposals require the affirmative vote of a specified majority of the applicable Fund’s outstanding shares. However, the Trust understands that brokers may vote on Proposal 5 on behalf of their customers.

Solicitation of Proxies

The Funds will not bear the expenses associated with the preparation and solicitation of proxies. Such expenses will be borne by CCM. ECM has retained Broadridge Financial Solutions, Inc. to solicit proxies for a fee of $24,000 plus a reasonable amount to cover expenses. Certain Trustees, officers and other employees of the Trust, ECM or its affiliates, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Trust will request that brokers and nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares. ECM or one of its affiliates may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request, without charge, additional copies of the Trust’s annual or semi-annual reports by writing to the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, or by calling 1-800-432-4320.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS, PARTNER OR EXECUTIVE COMMITTEE OF ECM, ALLIANCEBERNSTEIN AND BRANDYWINE

ECM
Principal Executive Officer*

Steven M. Joenk	Chairman and President of ECM; Senior Vice President of AXA Financial; President of AXA Financial’s Funds Management Group; Co-Chairman of EFD; Director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil)
Directors*

Mary E. Cantwell	Director, ECM; Vice President, AXA Financial

Steven M. Joenk	Chairman and President of ECM; Senior Vice President of AXA Financial; President of AXA Financial’s Funds Management Group; Co-Chairman of EFD; Director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil)

Kenneth T. Kozlowski	Director of ECM; Vice President of AXA Equitable

AllianceBernstein**
Principal Executive Officer*

Lewis A. Sanders	Chairman of the Board and Chief Executive Officer of AllianceBernstein Corporation

Directors*

Dominique Carrel-Billard	Director of AllianceBernstein Corporation

Henri de Castries	Director of AllianceBernstein Corporation

Christopher M. Condron	Director of AllianceBernstein Corporation

Denis Duverne	Director of AllianceBernstein Corporation

Richard S. Dziadzio	Director of AllianceBernstein Corporation

Peter Etzenbach	Director of AllianceBernstein Corporation

Deborah S. Hechinger	Director of AllianceBernstein Corporation

Weston M. Hicks	Director of AllianceBernstein Corporation

Gerald M. Lieberman	President and Chief Operating Officer of AllianceBernstein Corporation

Lewis A. Sanders	Chairman of the Board and Chief Executive Officer of AllianceBernstein Corporation

Lorie A. Slutsky	Director of AllianceBernstein Corporation

A-1

A.W. Smith Jr.	Director of AllianceBernstein Corporation

Peter J. Tobin	Director of AllianceBernstein Corporation

Brandywine
Principal Executive Officer*

Stacy M. Dutton	Managing Partner of Brandywine

Executive Committee*

Stacy M. Dutton	Managing Partner of Brandywine

Henry F. Otto	Managing Director of Brandywine

Steve S. Smith	Managing Director of Brandywine

Paul D. Ehrlichman	Global Equity Chief Investment Officer of Brandywine

David F. Hoffman, CFA	Managing Director of Brandywine

Paul R. Lesutis, CFA	Managing Director of Brandywine

Steve M. Tonkovich	Managing Director of Brandywine

Edward A. Trumpbour	Managing Director of Brandywine

Adam B. Spector	Managing Director of Brandywine

*

The business address of the principal executive officer and each director of ECM is 1290 Avenue of the Americas, New York, New York 10104. The business address of the principal executive officer and each director of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. The business address of the principal executive officer and each member of the Executive Committee of Brandywine is 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.

**	AllianceBernstein Corporation is the general partner of AllianceBernstein and its address is 1345 Avenue of the Americas, New York, New York 10105.

A-2

EXHIBIT B

FORM OF INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT (“AGREEMENT”), dated as of             , 2008 between Enterprise Funds Trust, a Delaware statutory trust (“Trust”), and Enterprise Capital Management, Inc., a Georgia corporation (“Enterprise Capital” or “Manager”).

WHEREAS, the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, Enterprise Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is and will continue to be a series fund having one or more investment portfolios, each with its own investment objectives, investment policies and restrictions;

WHEREAS, the Investment Company Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

WHEREAS, the Board of Trustees of the Trust wishes to appoint Enterprise Capital as the investment manager of the Trust;

NOW, THEREFORE, the Trust and Enterprise Capital hereby agree as follows:

1.    APPOINTMENT OF MANAGER

The Trust hereby appoints Enterprise Capital as the investment manager for each of the Funds of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by Manager and the Trust from time to time (“Funds”), subject to the supervision of the Trustees of the Trust and in the manner and under the terms and conditions set forth in this Agreement. Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Manager.

2.    DUTIES OF MANAGER

A.    Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, the Trust acknowledges and agrees that it is contemplated that Manager may, at its own expense, select and contract with one or more investment advisers (“Advisers”) to manage the investment operations and composition of all or a portion of each and every Fund of the Trust and render investment advice for all or a portion of each Fund, including the purchase, retention, and disposition of the investments, securities and cash contained in each Fund, in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Trust’s Agreement and Declaration of Trust, By-Laws, and such Fund’s Prospectus, Statement of Additional Information (“SAI”) and Compliance Manual, as is from time to time in effect; provided, that any contract with an Adviser (an “Advisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act or in accordance with exemptive relief granted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act.

B.    Subject always to the direction and control of the Trustees of the Trust, Manager will have (i) overall supervisory responsibility for the general management and investment of each Fund’s assets and will set each Fund’s overall investment strategies; (ii) full investment discretion to make all determinations with respect to the investment of a Fund’s assets; (iii) full discretion to select new or additional Advisers for each Fund; (iv) full discretion to enter into new and materially modify existing Advisory Agreements with Advisers; and (v) full discretion to terminate and replace any Adviser. In connection with Manager’s responsibilities herein, Manager will assess each Fund’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund’s assets among one or more current or additional Advisers from time to time, as Manager deems appropriate, to enable each Fund to achieve its investment goals. In addition, Manager will implement procedures reasonably designed to ensure compliance by each Adviser with the investment objectives, policies and restrictions of any Fund or Funds (or portions of any Fund) under the management of such Adviser and will monitor such Adviser’s compliance therewith, and monitor and evaluate the performance of each Adviser and report to the Trustees of the Trust on such performance. Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Trust may reasonably request. On Manager’s own initiative, Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Fund (or any portion of a Fund that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

C.    Manager will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i)    Office Space.    Manager will provide office space in the offices of Manager or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)    Personnel.    Manager will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Adviser pursuant to an Advisory Agreement; and

(iii)    Preparation of Prospectus and Other Documents.    Manager will provide other information and services, other than services of outside counsel or independent accountants or services to be provided by any Adviser under any Advisory Agreement, required in connection with the preparation of all registration statements and Prospectuses, Statements of Additional Information (“SAIs”), Prospectus and SAI supplements, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

D.    Limitations on Liability.    Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that neither Manager, nor any director, officer, employee or agent thereof (its “Affiliates”), will be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Trust as a result of any error of judgment or mistake of law by the Manager or its Affiliates in connection with the matters to which this Agreement relates, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager or its Affiliates for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust may become subject under the Securities Act of 1933, as amended, the Investment Company Act or under any other statute, or common law or otherwise, arising out of or based on any willful misconduct, bad faith, gross negligence or reckless disregard of Manager in performance of any of its duties or obligations in rendering its services to the Trust as specified in this Agreement.

Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

E.    Section 11 of the Securities Exchange Act of 1934, as amended.    The Trust hereby agrees that any entity or person associated with Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

F.    Section 28(e) of the 1934 Act.    Subject to the appropriate policies and procedures approved by the Board of Trustees, Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Fund to pay a broker or dealer that provides brokerage or research services to Manager, the Adviser, the Trust and the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or Manager’s overall responsibilities to the Fund, the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

G.    Directed Brokerage.    Subject to the requirement to seek best execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct Manager to cause Advisers to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

3.     ALLOCATION OF EXPENSES

A.    Expenses Paid by Manager:

(i)    Salaries, Expenses and Fees of Certain Persons.    Manager (or its affiliates) shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of Manager or its affiliates; and

(ii)    Assumption of Trust Expenses.    The payment or assumption by Manager of any expense of the Trust that Manager is not required by this Agreement to pay or assume shall not obligate Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B.     Expenses Paid by the Trust:    The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by Manager, as provided in this Agreement, or by an Adviser, as provided in an Advisory Agreement. Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

(i)    Preparing, Printing and Mailing of Certain Documents.    The costs of preparing, setting in type, printing and mailing of Prospectuses, SAIs, Prospectus and SAI supplements, all annual, semiannual and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)    Officers and Trustees.    Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates;

(iii)    Registration Fees and Expenses.    All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)    Custodian and Accounting Services.    All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)    Independent Legal and Accounting Fees and Expenses.    The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or the trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act ) of the Trust;

(vi)    Transfer Agent.    The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii)    Brokerage Commissions.    All brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

(viii)    Taxes.     All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes;

(ix)    Trade Association Fees.    Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x)    Bonding and Insurance.    All insurance premiums for fidelity and other coverage;

(xi)    Shareholder and Board Meetings.    All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)    Pricing.    All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiii)    Nonrecurring and Extraordinary Expenses.    Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.    COMPENSATION OF MANAGER

For its services performed hereunder, the Trust will pay Manager with respect to each Fund the compensation specified in Appendix A to this Agreement. Such compensation shall be paid to Manager by the Trust on the first day of each month; however, the Trust will calculate this charge on the daily average value of the net assets of each Fund and accrue it on a daily basis.

5.    NON-EXCLUSIVITY

The services of Manager to the Trust are not to be deemed to be exclusive, and Manager shall be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by Manager are not impaired. It is understood and agreed that the directors, officers and employees of Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.    SUPPLEMENTAL ARRANGEMENTS

Manager may enter into arrangements with its parent or other persons affiliated or unaffiliated with Manager for the provision of certain personnel and facilities to Manager to enable Manager to fulfill its duties and obligations under this Agreement.

7.    REGULATION

Manager shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.    RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by Manager free from any claim or retention of rights therein, provided that Manager may retain copies of any such records that are required by law or regulation. Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities or otherwise required by law.

9.    DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has been approved: (i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any party to the Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval and (ii) by vote of a majority of the outstanding voting securities of the Fund. The Agreement will continue with respect to a Fund in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by (a) either (i) the Trustees of the Trust or (ii) the vote of a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Fund vote to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds of the Trust.

If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, Manager will continue to act as investment manager with respect to such Fund pending the required approval of the Agreement or its continuance or approval of a new contract with Manager or a different investment manager or other definitive action; provided, that the compensation received by Manager in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

10.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to Manager, or by Manager on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

11.    PROVISION OF CERTAIN INFORMATION BY MANAGER

Manager will promptly notify the Trust in writing of the occurrence of any of the following events:

A.    Manager fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B.    Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or

C.    the chief executive officer or controlling stockholder of Manager or the portfolio manager of any Fund changes or there is otherwise an actual change in control or management of Manager.

12.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

13.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

14.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.    NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Manager in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

16.    FORCE MAJEURE

Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.    INTERPRETATION

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or By-Laws, as may be amended, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct and affairs of the Trust.

19.    GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the

Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used or referenced herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ENTERPRISE FUNDS TRUST

By:

ENTERPRISE CAPITAL MANAGEMENT, INC.

By:

APPENDIX A

TO THE

INVESTMENT MANAGEMENT AGREEMENT

Management Fee
Fund Name	First $1 billion	Next $1 billion	Next $3 billion	Next $5 billion	Thereafter
Enterprise Global Financial Services Fund	0.830%	0.805%	0.780%	0.755%	0.730%
Enterprise Socially Responsible Fund	0.880%	0.855%	0.830%	0.805%	0.780%

EXHIBIT C

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT, dated as of             , 2008 by and between Enterprise Capital Management, Inc., a Georgia corporation (the “Manager”), and AllianceBernstein L.P., a Delaware limited partnership (the “Adviser”).

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Manager has entered into an Investment Management Agreement dated             , 2008 with Enterprise Funds Trust (“Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Manager desire to retain the Adviser to render investment advisory and other services to the Enterprise Global Financial Services Fund (“Fund”), a series of the Trust, in the manner and on the terms hereinafter set forth;

WHEREAS, the Manager has the authority under the Investment Management Agreement with the Trust to select advisers for each series of the Trust; and

WHEREAS, the Adviser is willing to furnish such services to the Manager and the Fund;

NOW, THEREFORE, the Manager and the Adviser agree as follows:

1.    APPOINTMENT OF THE ADVISER

The Manager hereby appoints the Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Manager and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager except as expressly authorized in this Agreement or another writing by the Trust, the Manager and the Adviser. The Adviser may delegate its investment advisory and other responsibilities and duties hereunder to an affiliated person, subject to the Adviser retaining overall responsibility and liability therefore.

2.    ACCEPTANCE OF APPOINTMENT

The Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Manager in writing). The Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Adviser.

3.    SERVICES TO BE RENDERED BY THE ADVISER TO THE TRUST

A.    As investment adviser to the Fund, the Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, subject always to the supervision and control of the Manager and the Trustees of the Trust and in accordance with the provisions of the Trust’s registration statement, as amended from time to time.

B.    As part of the services it will provide hereunder, the Adviser will:

(i)    obtain and evaluate, to the extent deemed necessary and advisable by the Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion in the Fund, and provide such information and other information regarding important developments relating to the Fund to the Trust or Manager, as may be requested from time to time;

(ii)    formulate and implement a continuous investment program for the Fund (a) consistent with the investment objectives, policies and restrictions of the Fund as stated in the Trust Declaration, By-Laws, and the Fund’s Prospectus and SAI (each as defined herein), and (b) in compliance with the requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended;

(iii)    take whatever steps are necessary to implement the investment program for the Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Fund;

(iv)    keep the Trustees of the Trust and the Manager fully informed in writing on an ongoing basis as agreed by the Manager and the Adviser of all material facts concerning the investment and reinvestment of the assets in the Fund and the Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Manager or the Trustees of the Trust and the Adviser will attend meetings with the Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)    in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Fund for which market prices are not readily available;

(vi)    provide any and all material composite performance information, records and supporting documentation about accounts the Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Fund or its agent; and

(vii)    cooperate with and provide reasonable assistance to the Manager, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Manager, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Manager, provide prompt responses to reasonable requests made by such persons, maintain any appropriate interfaces with each so as to promote the efficient exchange of information and to furnish to third-party data reporting services, as directed by the Manager, all available performance information and other customary data.

C.    In furnishing services hereunder, the Adviser shall be subject to, and shall perform in accordance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”) and delivered to the Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund; (v) the Trust’s Compliance Manual and all other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Manager. Prior to the commencement of the Adviser’s services hereunder, the Manager shall provide the Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and all other relevant policies and procedures that are adopted by the Board of Trustees. The Manager undertakes to provide the Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.    In furnishing services hereunder, the Adviser will not consult with any other adviser to (i) the Fund, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. (This shall not be deemed to prohibit the Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act).

E.    The Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Adviser’s duties under this Agreement.

F.    The Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Adviser is directed at all times to seek to execute transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Manager from time to time and which have been provided to the Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Adviser shall use its best efforts to obtain for the Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased or borrowed from or sold or loaned to the Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund.

G.    Subject to the appropriate policies and procedures approved by the Board of Trustees, the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Manager, the Adviser, the Trust and the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board of Trustees or the Manager may direct the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.    On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner that the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. The Manager agrees that the Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Manager also acknowledges that the Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Fund any investment that the Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

I.    The Adviser will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers

Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.    The Adviser will, unless and until otherwise directed by the Manager or the Board of Trustees, exercise all rights of security holders with respect to securities held by the Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; and exercising rights in the context of a bankruptcy or other reorganization, although the Adviser shall not be obligated to take any action in respect of any securities at any time held by the Fund. In addition, the parties agree that the Adviser will not be responsible for filing, or taking any other actions, related to class action claims involving securities held by the Fund. Notwithstanding this paragraph J, the Adviser will promptly respond to any and all requests for information to assist the Manager in connection with any such class action claims.

4.    COMPENSATION OF ADVISER

The Manager will pay the Adviser an advisory fee with respect to the Fund as specified in Appendix A to this Agreement. Payments shall be made to the Adviser on or about the fifth day of each month; however, this advisory fee will be calculated daily for the Fund based on the net assets of the Fund on each day and accrued on a daily basis.

5.    LIABILITY AND INDEMNIFICATION

A.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, partners or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Manager nor the Trust nor their respective directors, trustees, officers or employees (“Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager or its Affiliates for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

6.    REPRESENTATIONS OF THE MANAGER

The Manager represents, warrants and agrees that:

A.    The Manager has been duly authorized by the Board of Trustees of the Trust to delegate to the Adviser the provision of investment services to the Fund as contemplated hereby.

B.    The Manager has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser with a copy of such code of ethics.

C.    The Manager is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Manager by applicable law and regulations.

D.    The Manager (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Manager from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Manager will also promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

7.    REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees as follows:

A.    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Manager of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Fund and the Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

B.    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Operating Officer or a vice-president of the Adviser shall certify to the Manager that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Manager, the Adviser shall permit the Manager, its employees or its agents to examine the reports required to be made to the Adviser by Rule 17j-1(d)(1) and Rule 204A-1(b) and all other records relevant to the Adviser’s code of ethics.

C.    The Adviser has provided the Trust and the Manager with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all amendments to its Form ADV to the Trust and the Manager at least annually. Such amendments shall reflect all changes in the Adviser’s organizational structure, professional staff or other significant developments affecting the Adviser, as required by the Advisers Act.

D.    The Adviser will notify the Trust and the Manager of any assignment of this Agreement or change of control of the Adviser, as applicable, prior to such assignment or change of control. The Adviser will also notify the Trust and the Manager of any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after, such change. The Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment by, or change in control of, the Adviser.

E.    The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

F.    The Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager, except as required by rule, regulation or upon the request of a governmental authority. However, the Adviser may use the performance of the Fund in its composite performance.

8.    NON-EXCLUSIVITY

The services of the Adviser to the Manager, the Fund and the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the partners, officers, and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, members, officers, directors, trustees, or employees of any other firm or corporation.

9.    SUPPLEMENTAL ARRANGEMENTS

The Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Adviser, and neither the Manager nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.    REGULATION

The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.    RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein, provided that the Adviser may retain any such records that are required by law or regulation. The Manager and the Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.    DURATION OF AGREEMENT

This Agreement shall become effective with respect to the Fund on the date of its execution, provided that this Agreement shall not take effect with respect to the Fund unless it has been approved by: (i) a vote of a majority of those Trustees of the Trust who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any party to the Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval; and (ii) a vote of a majority of the outstanding voting securities of the Fund. This Agreement will continue in effect with respect to the Fund for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by: (a) either (i) the Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

13. TERMINATION	OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Manager and the Adviser, or by the Manager or Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Manager and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that such other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.    USE OF THE ADVISER’S NAME

The parties agree that the name of the Adviser, the names of any affiliates of the Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser and its affiliates. The Manager and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Manager and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Manager and the Trust agree that they will review with the Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Adviser may review the context in which it is referred to, it being agreed that the Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Manager or the Trust makes any unauthorized use of the Adviser’s name(s), derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all the funds of the Trust.

16.    ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the partners, officers or employees of such Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Adviser agrees that it will notify the Trust and the Manager of any changes in its key employees within a reasonable time prior to or thereafter any such change.

17.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

18.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.    NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Enterprise Capital Management, Inc.

President

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

For:	Enterprise Funds Trust

President

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

For:	AllianceBernstein L.P.

President

1345 Avenue of the Americas

New York, New York 10105

20.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.    TRUST AND SHAREHOLDER LIABILITY

The Manager and the Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Manager and the Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

22.    GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.    INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used or referenced herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ENTERPRISE CAPITAL MANAGEMENT, INC.	ALLIANCEBERNSTEIN L.P.

By:	By:
Name:	Name:
Title:	Title:

APPENDIX A

TO

INVESTMENT ADVISORY AGREEMENT

The Manager shall pay the Adviser monthly compensation computed daily at an annual rate equal to the following:

Fund	Annual Advisory Fee

Enterprise Global Financial Services Fund	0.50% of the Fund’s average daily net assets up to $100 million; 0.40% of the Fund’s average daily net assets from $100 million to $200 million; and 0.30% of the Fund’s average daily net assets in excess of $200 million.

EXHIBIT D

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT, dated as of             , 2008, by and between Enterprise Capital Management, Inc., a Georgia corporation (“Enterprise Capital” or the “Manager”), and Brandywine Global Investment Management LLC, a Delaware limited liability company (“Adviser”).

WHEREAS, Enterprise Funds Trust (the “Trust”) is registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Enterprise Socially Responsible Fund is a series of the Trust (“Fund”);

WHEREAS, Enterprise Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is the investment manager to the Trust;

WHEREAS, the Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Investment Company Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract (the “Agreement”); and

WHEREAS, the Board of Trustees of the Trust and Enterprise Capital desire to retain the Adviser to render investment advisory services to the Fund in the manner and on the terms hereinafter set forth;

NOW, THEREFORE, Enterprise Capital and the Adviser agree as follows:

1.    APPOINTMENT OF ADVISER

The Manager hereby appoints the Adviser to act as investment adviser for the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust and the terms and conditions of this Agreement. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust or Manager in any way or otherwise be deemed an agent of the Trust or Manager except as expressly authorized in this Agreement or another writing by the Trust, Manager and the Adviser.

2. ACCEPTANCE	OF APPOINTMENT

The Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Manager in writing). The Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Adviser.

3.    SERVICES TO BE RENDERED BY THE ADVISER TO THE TRUST

A.    The Adviser will manage the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, subject always to the direction and control of the Trustees of the Trust and the Manager and in accordance with the provisions of the Trust’s registration statement, as amended from time to time.

B.    In fulfilling its obligations to manage the investment and reinvestment of the assets of the Fund, the Adviser will:

(i)    obtain and evaluate pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion in the Fund, and provide such information and other information regarding important developments relating to the Fund to the Trust or Manager, as may be requested from time to time;

(ii)    formulate and implement a continuous investment program for the Fund (a) consistent with the investment objectives, policies and restrictions of the Fund as stated in the Trust’ Declaration (as defined herein), By-Laws (as defined herein), and such Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”) as amended from time to time, and (b) in compliance with the requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended;

(iii)    take whatever steps are necessary to implement the investment program for the Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Fund;

(iv)    keep the Trustees of the Trust and the Manager fully informed in writing on an ongoing basis as agreed by the Manager and Adviser of all material facts concerning the investment and reinvestment of the assets in the Fund and the Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Manager or the Trustees of the Trust and the Adviser will attend meetings with the Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)    in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all portfolio securities and other investments/assets in the Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Fund for which market quotations are not readily available;

(vi)    provide any and all material composite performance information, records and supporting documentation about accounts the Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Adviser’s prior performance in the Prospectus and the SAI of the Fund and any permissible reports and materials prepared by the Fund or its agent; and

(vii)    cooperate with and provide reasonable assistance to the Manager, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Manager, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Manager, provide prompt responses to reasonable requests made by such persons, maintain any appropriate interfaces with each so as to promote the efficient exchange of information and to furnish to third-party data reporting services, as directed by the Manager, all available performance information and other customary data.

C.    In furnishing services hereunder, the Adviser shall be subject to, and shall perform in accordance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and SAI of the Trust filed with the Securities and Exchange Commission (“SEC”) and delivered to the Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund; (v) the Trust’s Compliance Manual and all other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the reasonable written instructions of the Manager. Prior to the commencement of the Adviser’s services hereunder, the Manager shall provide the Adviser with current copies of the Trust Declaration, By-Laws, Prospectus, SAI, Compliance Manual and all other relevant policies and procedures that are adopted by the Board of Trustees. The Manager will provide the Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document on a timely basis.

D.    In furnishing services hereunder, the Adviser will not consult with any other adviser to (i) the Fund, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. (This shall not be deemed to prohibit the Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of rule 12d3-1).

E.    The Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Adviser’s duties under this Agreement.

F.    The Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Adviser is directed at all times to seek to execute transactions for the Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Manager from time to time and which have been provided to the Adviser in advance on a timely basis or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Adviser shall use its commercially reasonable best efforts to obtain for the Fund “best execution,” considering all of the relevant circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased or borrowed from or sold or loaned to the Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund.

G.    Subject to the appropriate policies and procedures approved by the Board of Trustees, Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Manager, the Adviser, the Trust and the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution and applicable laws, rules, and regulations, the Board of Trustees or the Manager may direct the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.    On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner that the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund over time. The Manager agrees that Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Manager also acknowledges that Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Fund any investment that Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

I.    The Adviser will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.    The Adviser will, unless and until otherwise directed by the Manager or the Board of Trustees, exercise all rights of security holders with respect to securities held by the Fund, including, but not limited to: voting proxies in accordance with the Adviser’s Proxy Voting Policies, converting, tendering, exchanging or redeeming securities; and exercising rights in the context of a bankruptcy or other reorganization. The contrary notwithstanding, the parties agree that the Adviser will not be responsible for filing, or taking any other actions, related to class action claims involving securities held by the Fund. The Adviser, however, will promptly respond to any and all requests for information to assist the Manager in connection with any such claims.

4.    COMPENSATION OF ADVISER

The Manager will pay the Adviser an advisory fee with respect to the Fund as specified in Appendix A to this Agreement. Payments shall be made to the Adviser on or about the fifth day of each month; however, this advisory fee will be calculated daily for the Fund based on the net assets of the Fund on each day and accrued on a daily basis.

5.    LIABILITY AND INDEMNIFICATION

A.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Manager nor the Trust nor their respective directors, trustees, officers or employees (“Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager or its Affiliates for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder, or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

6.    REPRESENTATIONS OF MANAGER

The Manager represents, warrants and agrees that:

A.    The Manager has been duly authorized by the Board of Trustees of the Trust to delegate to the Adviser the provision of investment services to the Fund as contemplated hereby.

B.    The Manager has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser with a copy of such code of ethics.

C.    The Manager is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Manager by applicable law and regulations.

D.    The Manager (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify Manager from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Manager will also promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

7.    REPRESENTATIONS OF ADVISER

The Adviser represents, warrants and agrees as follows:

A.    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Manager of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Fund and the Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

B.    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. Upon request within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Chief Compliance Officer of the Adviser or his/her designee shall certify to the Manager that the Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the reasonable written request of the Manager, the Adviser shall permit the Manager, its employees or its agents to examine the reports required to be made to the Adviser by Rule 17j-1(d)(1) and all other records relevant to the Adviser’s code of ethics.

C.    The Adviser has provided the Trust and the Manager with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and upon reasonable request, will promptly furnish a copy of all amendments to its Form ADV to the Trust and the Manager at least annually.

D.    The Adviser will notify the Trust and the Manager of any assignment of this Agreement or change of control of the Adviser, as applicable, prior to such assignment or change of control. The Adviser will also notify the Trust and Manager of any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after, such change. The Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment by, or change in control of, the Adviser.

E.    The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

F.    The Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager, which consent shall not be unreasonably withheld, except as required by rule, regulation or upon the request of a governmental authority. However, the Adviser may use the performance of the Fund in its composite performance. The Manager hereby grants the Adviser the right to identify the Trust as a client in the Adviser’s publicly disclosed client lists.

8.    NON-EXCLUSIVITY

The services of the Adviser to the Manager, the Fund and the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the members, officers, and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, members, officers, directors, trustees, or employees of any other firm or corporation.

9.    SUPPLEMENTAL ARRANGEMENTS

The Adviser may from time to time employ or associate itself with any person to assist it in providing the services to be performed by such Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Adviser, and neither the Manager nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.    REGULATION

The parties to this Agreement shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.    RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the

Adviser free from any claim or retention of rights therein, provided that the Adviser may retain any such records that are required by law or regulation. The Manager and the Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.    DURATION OF AGREEMENT

This Agreement shall become effective with respect to the Fund on the date of its execution, provided that the Agreement shall not take effect with respect to the Fund unless it has been approved by: (i) a vote of the majority of those Trustees of the Trust who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act) of any party to the Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval; and (ii) a vote of a majority of the outstanding voting securities of the Fund. This Agreement will continue in effect with respect to the Fund for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by: (a) either (i) the Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

13.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Manager and the Adviser, or by the Manager or Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Manager and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that such other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.    USE OF ADVISER’S NAME

The parties agree that the name of the Adviser, the names of any affiliates of the Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser and its affiliates. The Manager and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Manager and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Manager and the Trust agree that they obtain Adviser’s prior written approval of any advertisement, sales literature, or notice prior to its use that makes reference to the Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being agreed that the Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Manager or the Trust makes any unauthorized use of the Adviser’s name(s), derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all the funds of the Trust.

16.    ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the members, officers or employees of such Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Adviser agrees that it will notify the Trust and the Manager of any changes in its key employees within a reasonable time prior to or thereafter any such change.

17.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

18.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.    NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

For:	Enterprise Funds Trust

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

For:	Brandywine Global Investment Management LLC

201 North Walnut Street, Suite 1200

Wilmington, Delaware 19801

20.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.    TRUST AND SHAREHOLDER LIABILITY

The Manager and Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund. The Manager and Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

22.    GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.    INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used or referenced herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ENTERPRISE CAPITAL MANAGEMENT, INC.		BRANDYWINE GLOBAL INVESTMENT MANAGEMENT LLC

By:		By:
	Steven M. Joenk		By:
	President		Title:

APPENDIX A

TO

INVESTMENT ADVISORY AGREEMENT

The Manager shall pay the Adviser monthly compensation computed daily at an annual rate equal to the following:

Fund	Annual Advisory Fee

Enterprise Socially Responsible Fund	0.475% on the first $50 million of the average daily net assets of the Fund; 0.35% of the Fund’s average daily net assets in excess of $50 million and up to and including $200 million; 0.25% of the Fund’s average daily net assets in excess of $200 million.

EXHIBIT E

NOMINATING AND COMPENSATION COMMITTEE CHARTER

Nominating and Compensation Committee Membership

The Nominating and Compensation Committee (“Committee”) of AXA Enterprise Funds Trust (“Trust”) shall be composed entirely of Independent Trustees and will be comprised of one or more of such Independent Trustees. The Officers of the Trust and Enterprise Capital Management, Inc. (“Manager”), although not members of the Committee, may nonetheless be candidates for the Board of Trustees of the Trust (“Board”).

Board Nominations and Functions

1.    The Committee shall make nominations for Independent Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Trust’s investment advisers and other principal service providers. The Committee shall give recommendations provided by the Officers of the Trust and the Manager the same consideration as any other candidate. Persons selected must not be an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or the other principle service providers. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.    The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3.    The Committee shall periodically review director compensation and shall recommend any appropriate changes to the Board as a group.

Committee Nominations and Functions

1.    The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2.    The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Independence of Counsel to the Independent Trustees

1.    The Committee shall consider and review, at least annually, the independence of outside counsel, if any, to the Independent Trustees of the Trust and the basis of the determination must be included in the minutes of the appropriate meeting of the Board.

Other Powers and Responsibilities

1.    The Committee shall normally meet annually and is empowered to hold special meetings as circumstances require.

2.    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

3.    The Committee shall review this Charter at least annually and recommend any changes to the full Board.

E-1

EXHIBIT F

FIVE PERCENT OWNER REPORT

As of January 22, 2008 the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of a Fund are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Global Fund
Class A	Bisys Retirement Services FBO Wampum Hardware Co. Profit Sharing 1380 Lawrence Street – Suite 1400 Denver, CO 80204-2000	250,008.0080 (indirect)	10.51%

Class C	Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Drive E #FL3 Jacksonville, FL 32246-6484	170,756.3920 (indirect)	30.02%

Class Y	MONY Attn: Carla Montefusco 1290 Avenue of the Americas – 11th Flr. New York, NY 10104	1,274,407.8820 (direct)	96.63%

Social Fund
Class A	Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Drive E #FL3 Jacksonville, FL 32246-6484	116,850.8270 (indirect)	12.92%

Class B	Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Drive E #FL3 Jacksonville, FL 32246-6484	54,887.0750 (indirect)	14.72%

	Enterprise Capital Management, Inc. Fund Investment Attn: Jennifer Caifano 3343 Peachtree Road, N.E. – Suite 450 Atlanta, GA 30326-1022	30,000.0000 (direct)	8.05%

F-1

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class C	Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Drive E #FL3 Jacksonville, FL 32246-6484	287,795.4460 (indirect)	40.65%

	Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	46,330.1930 (indirect)	6.54%

Class Y	Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Drive E #FL3 Jacksonville, FL 32246-6484	113,807.8790 (indirect)	67.56%

	Prudential Investment Mgmt. Service FBO Mutual Fund Clients Attn: PruChoice Unit Mail Stop 194-201 194 Wood Avenue South Iselin, NJ 08830-2710	16,261.1530 (indirect)	9.65%

	Enterprise Capital Management, Inc. Fund Investment Attn: Jennifer Caifano 3343 Peachtree Road, N.E. Suite 450 Atlanta, GA 30326-1022	10,000.0000 (direct)	5.94%

F-2

AXA ENTERPRISE

3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the prompts.

2. On the Internet at www.axaenterprise.com/proxy and follow the simple instructions.

3. Return this proxy card using the enclosed postage-paid envelope.

999 999 999 999 99

AXA ENTERPRISE FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS – MARCH 7, 2008

This proxy is being solicited by the Board of Trustees of AXA Enterprise Funds Trust (the “Trust”). The undersigned hereby appoints as proxies Brian E. Walsh and James Kelly and each of them (with the power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement, (ii) to vote, in adjournment or postponement thereof, as described in the Trust’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

Date

PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED

ENVELOPE IF YOU ARE NOT VOTING

BY PHONE OR INTERNET

Signature(s) (if held jointly)     (Sign in box)

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

Please fill in box as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

		FOR	AGAINST	ABSTAIN

1.	To approve an Investment Management Agreement between Enterprise Capital Management, Inc. (“ECM”) and AXA Enterprise Global Financial Services Fund (“Global Fund”).	☐	☐	☐

2.	To approve an Investment Advisory Agreement between ECM and AllianceBernstein L.P. (“AllianceBernstein”) with respect to the Global Fund.	☐	☐	☐

4.	To approve the Global Fund’s operation pursuant to the ECM Sub-Adviser Replacement Order.	☐	☐	☐

		FOR election of all Nominees	WITHHOLD votes from all Nominees	FOR All Except*
5.	To elect two nominees to the Board of Trustees:

	(01) Robert R. Burke (02) Paul F. Costello	☐	☐	☐

*	INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.

Please date and sign the reverse side of this card.

AXA ENTERPRISE

3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the prompts.

2. On the Internet at www.axaenterprise.com/proxy and follow the simple instructions.

3. Return this proxy card using the enclosed postage-paid envelope.

999 999 999 999 99

AXA ENTERPRISE FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS – MARCH 7, 2008

This proxy is being solicited by the Board of Trustees of AXA Enterprise Funds Trust (the “Trust”). The undersigned hereby appoints as proxies Brian E. Walsh and James Kelly and each of them (with the power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement, (ii) to vote, in adjournment or postponement thereof, as described in the Trust’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

Date

PLEASE SIGN, DATE AND RETURN

PROMPTLY IN THE ENCLOSED

ENVELOPE IF YOU ARE NOT VOTING

BY PHONE OR INTERNET

Signature(s) (if held jointly)     (Sign in box)

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

Please fill in box as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

		FOR	AGAINST	ABSTAIN

1.	To approve an Investment Management Agreement between Enterprise Capital Management, Inc. (“ECM”) and AXA Enterprise Socially Responsible Fund (“Social Fund”).	☐	☐	☐

3.	To approve an Investment Advisory Agreement between ECM and Brandywine Global Investment Management, LLC (“Brandywine”) with respect to the Social Fund.	☐	☐	☐

4.	To approve the Social Fund’s operation pursuant to the ECM Sub-Adviser Replacement Order.	☐	☐	☐

		FOR election of all Nominees	WITHHOLD votes from all Nominees	FOR All Except*

5.	To elect two nominees to the Board of Trustees:

	(01) Robert R. Burke (02) Paul F. Costello	☐	☐	☐

* INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.

Please date and sign the reverse side of this card.